Exhibit 10.4

Subscription Agreement

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this 22nd day of December 2021, by and among Ackrell SPAC Partners I Co., a Delaware corporation (“SPAC”), Blackstone Products, Inc., a Delaware corporation (the “Issuer”), and the undersigned (“Subscriber” or “you”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Business Combination Agreement (as defined below).

WHEREAS, SPAC is a blank check company incorporated to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses;

WHEREAS, the Issuer is a wholly-owned direct subsidiary of SPAC and was formed for the purpose of consummating the transactions contemplated by the Business Combination Agreement;

WHEREAS, Ackrell Merger Sub, Inc., a Delaware corporation (“Merger Sub”) is a newly formed, wholly-owned, direct subsidiary of the Issuer, and was formed for the sole purpose of the Merger (as defined below);

WHEREAS, the Issuer, SPAC, Merger Sub, North Atlantic Imports, LLC, a Utah limited liability company (the “Company”), Roger Dahle, an individual residing in Utah (“Dahle”), and North Atlantic Imports Inc., a business company formed under the laws of the British Virgin Islands (“NAI”), are, simultaneously with the execution of this Subscription Agreement, entering into that certain Business Combination Agreement, dated as of the date hereof, (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”), pursuant to which, inter alia, (i) SPAC will be merged with and into Merger Sub, with SPAC surviving the Merger as a wholly-owned subsidiary of the Issuer (the “Merger”) (ii) each share of SPAC’s common stock, par value $0.0001 per share (“SPAC Common Stock”) issued and outstanding immediately prior to the Effective Time shall automatically be converted into and exchanged (the “Conversion”) for one validly issued, fully paid and nonassessable share of the Issuer’s common stock, par value $0.0001 per share (“Issuer Common Stock”), (iii) NAI will contribute (the “NAI Contribution”) 45 shares of common stock, par value $1.00 per share of Cowell International Inc., a Utah corporation (“Cowell Common Stock”) to the Issuer in exchange for Issuer Common Stock, and 33 shares of Cowell Common Stock to SPAC and Cowell will redeem 22 shares of Cowell Common Stock in exchange for the Cash Consideration, (iv) Dahle will contribute (the “Dahle Contribution”) all of his membership interests in the Company to the Issuer in exchange for shares of Issuer Common Stock, on the terms and subject to the conditions set forth therein and (v) as a result of clauses (iii) and (iv), the Company will become a wholly-owned subsidiary of the Issuer (collectively, the NAI Contribution, Dahle Contribution, Merger, Conversion and the other transactions contemplated by the Business Combination Agreement, the “Transactions”);

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Issuer (a) newly issued convertible notes having the terms set forth in the Term Sheet attached hereto as Exhibit A (the “Term Sheet”) to be issued pursuant to an indenture (the “Indenture”) in an aggregate principal amount set forth on the signature page hereto (the “Convertible Notes”) for a purchase price equal to 100% of the principal amount of the Convertible Notes (the “Convertible Note Purchase Price”) and/or (b)(i) that number of shares of the Issuer Common Stock set forth on the signature page hereto (the “Common Shares” and together with the Convertible Notes, the “Issued Securities”) and (ii) one-half of one Warrant to Purchase Common Stock in pursuant to the form of warrant agreement attached hereto as Exhibit B for each Share of Issuer Common Stock acquired by Subscriber under this Subscription Agreement, which shall total in the aggregate the number of Warrants set forth on the signature page hereto (the “Warrants” and each Common Share and each one-half of a Warrant, collectively a “Unit”), for a purchase price of, in the case of each Unit, $10.00 (the “Per Unit Purchase Price”), or the aggregate purchase price for all Convertible Notes and Units set forth on Subscriber’s signature page hereto (the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Convertible Notes and/or the Units, as applicable, in consideration of the payment of the Purchase Price therefor by or on behalf of Subscriber to the Issuer, all on the terms and conditions set forth herein;

WHEREAS, the parties intend that the Transactions together with the issuance by the Issuer of the Common Shares pursuant to this Subscription Agreement shall be treated as an exchange under Section 351 of Internal Revenue Code of 1986, as amended;

WHEREAS, in connection with the Transaction, each of Dahle, NAI and Ackrell SPAC Sponsors I LLC (“Sponsor” and together with Dahle and NAI, the “Transferors” and each a “Transferor”) have agreed to forfeit to the Issuer a number of shares of Issuer Common Stock equal to 217,391 in the aggregate (the “Forfeiture Shares”);

WHEREAS, in connection with the Transactions, and together with the issuance by the Issuer of the Convertible Notes, the Common Shares and the Warrants and the receipt by the Issuer of the Purchase Price, the Issuer will issue to Subscriber (only to the extent Subscriber has agreed to purchase Common Shares) a portion of the Forfeiture Shares equal to the number of shares of Issuer Common Stock set forth on the signature page hereto across from the heading “Transfer Shares” (the “Transfer Shares” and together with the Common Shares, the “Shares”); and

WHEREAS, in connection with the Transactions, certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and certain other “accredited investors” (as defined in Rule 501(a) under the Securities Act) have entered into separate subscription agreements with the Issuer and SPAC (the “Other Subscription Agreements”), contingent on the closing of the Transactions, substantially similar to this Subscription Agreement, pursuant to which such investors (the “Other Subscribers”) have agreed to subscribe for and purchase, and the Issuer has agreed to issue and sell to such Other Subscribers, Units for the Per Unit Purchase Price and Convertible Notes for the Convertible Note Purchase Price.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription and Transfer.

1.1 Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Convertible Notes and/or the Units (with the number of Warrants to be issued rounded down to the nearest whole Warrant) (such subscription and issuance, the “Subscription”). For the avoidance of doubt, the parties hereto acknowledge and agree that the Common Share and the one-half of one Warrant that comprises the Unit may be detached for purposes of resale thereof by Subscriber.

1.2 Subject to the terms and conditions hereof (including the payment of the Purchase Price by Subscriber to the Issuer), at the Closing and concurrent with the consummation of the Subscription, the Issuer shall issue to Subscriber a number of shares of Issuer Common Stock equal to the number of Transfer Shares (the “Transfer”).

2. Make-Whole.

2.1 If (x) the Issuer VWAP is less than $10.00, but equal to or greater than $6.50, and (y) as of the date that is two business days after the end of the Measurement Period Subscriber continues to own, of record or in street name, any Common Shares or Transfer Shares acquired by Subscriber in the Subscription or the Transfer, respectively (such Common Shares and Transfer Shares then held by Subscriber, the “Held Shares”), then, on such second business day after the end of the Measurement Period, the Issuer shall cause the Escrow Agent to transfer to Subscriber from the Escrowed Shares a number of shares of Issuer Common Stock equal to (a) (i) $10.00 minus the Issuer VWAP multiplied by (ii) the number of Held Shares divided by (b) the Issuer VWAP, rounded down to the nearest whole share.

2.2 If (x) the Issuer VWAP is less than $6.50 and (y) as of the date that is two business days after the end of the Measurement Period Subscriber continues to own, of record or in street name, any Held Shares, then, on such second business day after the end of the Measurement Period, the Issuer shall cause the Escrow Agent to transfer to Subscriber from the Escrowed Shares a number of shares of Issuer Common Stock equal to (a) (i) $3.50 multiplied by (ii) the number of Held Shares divided by (b) $6.50, rounded down to the nearest whole share.

2.3 For the avoidance of doubt, if (a) the Issuer VWAP is equal to or greater than $10.00 or (b) as of the date that is two business days after the end of the Measurement Period, Subscriber does not own, of record or in street name, any Common Shares (excluding, for the avoidance of doubt, any shares of Issuer Common Stock beneficially owned through any Warrants, Convertible Notes or any other convertible or exercisable equity security of SPAC or the Issuer) acquired in the Subscription or any Transfer Shares acquired in the Transfer, in no event shall the Issuer instruct the Escrow Agent to transfer any Make-Whole Shares to Subscriber.

2.4 If any Make-Whole Shares are not transferred to Subscriber in accordance with Section 2.1 or Section 2.2 hereof (the “Remaining Shares”), then, within two (2) business days after the end of the Measurement Period, the Issuer shall cause the Escrow Agent to transfer to the Transferors the Remaining Shares in accordance with that certain Transferor Agreement, dated on or about the date hereof, by and among the Issuer and the Transferors (the “Transferor Agreement”).

2.5 While the Escrowed Shares are held in an escrow account with the Escrow Agent, the Subscriber hereby acknowledges and agrees that it shall be deemed the owner for tax purposes of that portion of the maximum number of the Escrowed Shares that Subscriber would be entitled to receive pursuant to Section 2.2.

2.6 Additional Make-Whole.

2.6.1 If (x) the Issuer VWAP is less than $10.00, but equal to or greater than $5.75, and (y) as of the date that is two business days after the end of the Measurement Period Subscriber continues to own, of record or in street name, any Held Shares, then, on such second business day after the end of the Measurement Period, the Issuer shall cause the Escrow Agent to transfer to Subscriber from the Additional Escrowed Shares a number of shares of Issuer Common Stock equal to (1) (a) (i) $10.00 minus the Issuer VWAP multiplied by (ii) the number of Held Shares divided by (b) the Issuer VWAP minus (2) the Make-Whole Shares, rounded down to the nearest whole share.

2.6.2 If (x) the Issuer VWAP is less than $5.75 and (y) as of the date that is two business days after the end of the Measurement Period Subscriber continues to own, of record or in street name, any Held Shares, then, on such second business day after the end of the Measurement Period, the Issuer shall cause the Escrow Agent to transfer to Subscriber from the Additional Escrowed Shares a number of shares of Issuer Common Stock equal to (1) (a) (i) $4.25 multiplied by (ii) the number of Held Shares divided by (b) $5.75 minus (2) the Make-Whole Shares, rounded down to the nearest whole share.

2.6.3 If any Additional Make-Whole Shares are not transferred to Subscriber in accordance with Section 2.6.1 or Section 2.6.2 hereof (the “Additional Remaining Shares”), then, within two (2) business days after the end of the Measurement Period, the Issuer shall cause the Escrow Agent to transfer to Sponsor the Additional Remaining Shares in accordance with the Transferor Agreement.

2.7 For purposes hereof:

2.7.1 “Additional Make-Whole Shares” means the shares of Issuer Common Stock (if any) to be transferred to Subscriber in accordance with Section 2.6.1 or Section 2.6.2.

2.7.2 “Additional Escrowed Shares” means a number of shares of Issuer Common Stock equal to 668,904.

2.7.3 “Escrow Agent” means an escrow agent determined by the Issuer, which must a reputable and sophisticated agent with requisite experience serving as an escrow agent.

2.7.4 “Escrowed Shares” means a number of shares of Issuer Common Stock equal to 1,794,892.

2.7.5 “Issuer VWAP” means the average of the daily volume-weighted average prices for the Issuer Common Stock on Nasdaq, as reported on Bloomberg Page “BLKS US<equity>AQR” for the period from the scheduled open of trading to the scheduled close of trading, or, if not reported thereby, as reported by any other authoritative source, for each of the ten (10) consecutive complete trading days starting with the second (2nd) trading day following the Effectiveness Date and ending with the tenth (10th) trading day thereafter (such period, the “Measurement Period”).

2.7.6 “Make-Whole Shares” means the shares of Issuer Common Stock (if any) to be transferred to Subscriber in accordance with Section 2.1 or Section 2.2.

3. Representations, Warranties and Agreements.

3.1 Subscriber’s Representations, Warranties and Agreements. To induce the Issuer to issue the Issued Securities and the Warrants to Subscriber and to induce the Issuer to agree to the other terms and provisions herein, Subscriber hereby represents and warrants to the Issuer and acknowledges and agrees with the Issuer as follows:

3.1.1 Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

3.1.2 This Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity (the “Enforceability Exceptions”).

3.1.3 The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the legal authority of Subscriber to enter into, or its ability to timely perform its obligations under, this Subscription Agreement (a “Subscriber Material Adverse Effect”), (ii) if Subscriber is not an individual, result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

3.1.4 Subscriber (i) is an Institutional Account (as defined in FINRA Rule 4512(c)), (ii) is (x) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or (y) an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule I, (iii) is acquiring the Convertible Notes, the Shares and the Warrants, as applicable, only for its own account and not for the account of others, or if Subscriber is subscribing for the Convertible Notes, the Shares and the Warrants as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or an accredited investor and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account and (iv) is not acquiring the Convertible Notes, the Shares or the Warrants with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule I following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Convertible Notes, the Shares or the Warrants.

3.1.5 Subscriber understands that the Convertible Notes, the Shares and the Warrants are being offered and transferred, as applicable, in a transaction not involving any public offering within the meaning of the Securities Act and that none of the Convertible Notes, the Shares or the Warrants have been registered under the Securities Act. Subscriber understands that Convertible Notes, the Shares and the Warrants may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Convertible Notes, the Shares or the Warrants shall contain a legend (or book entries with respect to the Convertible Notes, the Shares or the Warrants shall contain a notation) to such effect. Subscriber understands and agrees that, as a result of the transfer restrictions described in this Section 3.1.5, Subscriber may not be able to readily resell the Convertible Notes, the Shares or the Warrants. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Convertible Notes, the Shares or the Warrants.

3.1.6 Subscriber understands that each book-entry for the Convertible Notes, the Shares and the Warrants shall contain a notation, and each certificate (if any) evidencing the Convertible Notes, the Shares or the Warrants shall be stamped or otherwise imprinted with a legend, in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

3.1.7 Subscriber understands and agrees that Subscriber is purchasing the Issued Securities and the Warrants directly from the Issuer, is acquiring the Transfer Shares from the Issuer and the Make-Whole Shares (if any) and the Additional Make-Whole Shares (if any) directly from the Escrow Agent. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Issuer, the Transferors, the SPAC, the Company or any of their respective agents, affiliates, officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements made by the Issuer and the SPAC expressly set forth in this Subscription Agreement, the Term Sheet, the Indenture and Subscriber is not relying on any representations, warranties, covenants or agreements other than those made by the Issuer and the SPAC expressly set forth in this Subscription Agreement, the Term Sheet and the Indenture.

3.1.8 Subscriber represents and warrants that its acquisition and holding of the Convertible Notes, the Shares and the Warrants, as applicable, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

3.1.9 In making its decision to subscribe for and purchase the Issued Securities and the Warrants and to acquire the Transfer Shares, the Make-Whole Shares (if any) and the Additional Make-Whole Shares (if any), Subscriber represents that it has relied solely upon independent investigation made by Subscriber; provided, however, that the foregoing does not limit or modify the representations or warranties of the Issuer and the SPAC in Section 3.2 of this Subscription Agreement or the other agreements of the SPAC and the Issuer set forth in this Subscription Agreement or the right of Subscriber to rely thereon. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone other than the SPAC and the Issuer concerning the SPAC, the Issuer, the Issued Securities, the Transfer Shares, the Warrants, the Make-Whole Shares or the Additional Make-Whole Shares or the offer and sale of the Issued Securities or the Warrants or the transfer of the Transfer Shares, the Make-Whole Shares (if any) or the Additional Make-Whole Shares (if any), except, in the event that Subscriber is or was a stockholder of the Company as of the date hereof, for any information Subscriber has acquired in such capacity (but as to which information Subscriber acknowledges and agrees neither the Issuer, the Transferors, SPAC, the Company nor any other Person acting on behalf of the Issuer, SPAC or the Company makes or has made in this Subscription Agreement or in the Term Sheet any representation or warranty of any kind whatsoever, including as to the accuracy or completeness thereof, and Subscriber hereby disclaims reliance, and hereby represents that it will not rely, on any actual or purported representation or warranty in respect of such information by the Issuer, the Transferors, SPAC, the Company or any Person acting on behalf of the Issuer, SPAC or the Company). Subscriber acknowledges and agrees that Subscriber has received and has had an adequate opportunity to review such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Convertible Notes, the Shares, the Warrants, the Make-Whole Shares (if any) and the Additional Make-Whole Shares (if any), including with respect to the Issuer, the Transferors, SPAC, the Company and the Transactions. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Convertible Notes, the Shares and the Warrants, as applicable.

3.1.10 (i) Subscriber became aware of this offering and transfer, as applicable, of the Convertible Notes, the Shares and the Warrants solely by means of direct contact between Subscriber, on the one hand, and (a) Nomura Securities International, Inc. (“Nomura”) and Barclays Capital Inc. (“Barclays,” and each of Nomura and Barclays, a “Placement Agent” and together the “Placement Agents”) or (b) the Issuer, the Transferors and SPAC, on the other hand, (ii) Subscriber has a pre-existing substantive relationship (as interpreted in guidance from the Securities and Exchange Commission (the “Commission”) under the Securities Act) with such Placement Agent or the Issuer, the Transferors and SPAC, as applicable, or its Representatives, and (iii) the Convertible Notes, the Shares and the Warrants were offered to Subscriber solely by direct contact between Subscriber and such Placement Agent or the Issuer, the Transferors and SPAC, as applicable. Subscriber did not become aware of this offering and transfer, as applicable, of the Convertible Notes, the Shares or the Warrants, nor were the Convertible Notes, the Shares or the Warrants offered to Subscriber, by any other means. Subscriber acknowledges that the Placement Agents have not acted as Subscriber’s financial advisor or fiduciary. Subscriber acknowledges that the Convertible Notes, the Shares and the Warrants (i) were not offered by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

3.1.11 Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Convertible Notes, the Shares and the Warrants. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Convertible Notes, the Shares and the Warrants, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

3.1.12 Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Convertible Notes, the Shares, the Warrants, the Make-Whole Shares (if any) and the Additional Make-Whole Shares (if any) and determined that the Convertible Notes, the Shares, the Warrants, the Make-Whole Shares (if any) and the Additional Make-Whole Shares (if any), as applicable, are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

3.1.13 Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Convertible Notes, the Shares or the Warrants or made any findings or determination as to the fairness of an investment in the Convertible Notes, the Shares, the Warrants, the Make-Whole Shares (if any) or the Additional Make-Whole Shares (if any).

3.1.14 Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and, to the extent required, its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Convertible Notes, the Shares and the Warrants, as applicable, were legally derived.

3.1.15 If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that neither Issuer, SPAC, the Company, nor any of their respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Convertible Notes, the Shares and the Warrants, as applicable, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Convertible Notes, the Shares or the Warrants, as applicable.

3.1.16 [Reserved.]

3.1.17 Subscriber will have sufficient immediately available funds to pay the Purchase Price pursuant to Section 4.1 at the Closing.

3.1.18 No disclosure or offering document has been provided by the Placement Agents in connection with the offer and sale of the Convertible Notes, the Shares or the Warrants. Each Placement Agent and each of their respective Representatives have made no independent investigation with respect to the Issuer, SPAC, the Company, the Convertible Notes, the Shares or the Warrants or the accuracy, completeness or adequacy of any information supplied to Subscriber or by the Issuer, SPAC or the Company. In connection with the issuance and purchase of the Convertible Notes, the Shares and the Warrants, the Placement Agents and their respective Representatives have not acted in any capacity on Subscriber’s behalf, including without limitation as Subscriber’s financial advisor or fiduciary. Subscriber acknowledges that the Placement Agents and their respective Representatives shall have no liability or obligation to Subscriber in respect of this Subscription Agreement or the transactions contemplated hereby. For the avoidance of the doubt, Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by the Placement Agents in making an investment decision with respect to the Convertible Notes, the Shares and the Warrants. For purposes hereof, a “Representative” of a person means such person’s affiliates, and its and its affiliates respective directors, managers, officers, employees, contractors, advisors, agents, representatives and controlling persons.

3.1.19 Subscriber acknowledges and agrees that (a) each of Barclays and Nomura is acting solely as the Issuer’s placement agent in connection with the Transactions and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for Subscriber, the Issuer, SPAC or any other person or entity in connection with the Transactions, (b) each of Barclays and Nomura has not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the Transactions, (c) each of Barclays and Nomura will have no responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the Transactions or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Issuer, SPAC or the Transactions, and (d) each of Barclays and Nomura shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by Subscriber, the Issuer, SPAC or any other person or entity), whether in contract, tort or otherwise, to Subscriber, or to any person claiming through Subscriber, in respect of the Transactions.

3.1.20 Subscriber acknowledges and agrees that SPAC and the Issuer continue to review (i) the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” issued by the Commission staff on April 12, 2021 and (ii) the recent Commission staff guidance on the accounting or classification of a Special Purpose Acquisition Company’s outstanding redeemable shares as temporary, as opposed to permanent, equity, and in each case of clauses (i) and (ii) its implications, including on the financial statements and other information included in SPAC’s filings with the Commission, and Subscriber agrees that any actions taken by the Issuer in connection with, or as may be necessary or advisable to address the potential implications of, such Statement and guidance shall not be deemed to constitute a breach of any of the acknowledgements, understandings, agreements, representations, warranties or covenants set forth in this Subscription Agreement; provided, however, that any such actions may not materially and adversely affect the rights of Subscriber (in its capacity as such) under this Subscription Agreement. For the avoidance of doubt, any restatement, revision or other modification of such financial statements of the SPAC or the Issuer and any amendments to filings with the Commission relating to or arising from such review, any subsequent related agreements or any other guidance from the Staff of the Commission relating to non-cash accounting matters generally applicable to special purpose acquisition companies shall be deemed not material for purposes of this Subscription Agreement, unless it would materially and adversely affect the Subscriber (in its capacity as such) under this Subscription Agreement or it would cause an Issuer Material Adverse Effect, Company Material Adverse Effect or Ackrell Material Adverse Effect.

3.1.21 Subscriber agrees that the Placement Agents may rely upon the acknowledgments, understandings, agreements, representations and warranties made by Subscriber to the Issuer in this Subscription Agreement.

3.2 Issuer’s and SPAC’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Issued Securities and the Warrants, each of the Issuer and SPAC hereby represents and warrants to Subscriber and agrees with Subscriber as follows:

3.2.1 Each of the Issuer and SPAC has been duly incorporated and is validly existing as a corporation in good standing under the General Corporation Law of the State of Delaware (“DGCL”), with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. Each of the Issuer and SPAC is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except where the failure to be in good standing would not reasonably be expected to have an Issuer Material Adverse Effect (as defined below).

3.2.2 The Common Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the Common Shares in accordance with the terms of this Subscription Agreement and registered with the Issuer’s transfer agent, the Common Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s amended and restated certificate of incorporation or under the DGCL and will have been issued free and clear of any liens or other restrictions (other than those arising under Subscription Agreement or state or federal securities laws). The Transfer Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the Common Shares in accordance with the terms of this Subscription Agreement and registered with the Issuer’s transfer agent, the Transfer Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s amended and restated certificate of incorporation or under the DGCL and will have been issued free and clear of any liens or other restrictions (other than those arising under Subscription Agreement or state or federal securities laws). All of the Make-Whole Shares have been duly authorized and, when issued and delivered to the Escrow Agent in connection with the Closing and registered with the Issuer’s transfer agent, the Make-Whole Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s amended and restated certificate of incorporation or under the DGCL and will have been issued free and clear of any liens or other restrictions (other than those arising under Subscription Agreement or state or federal securities laws). All of the Additional Make-Whole Shares have been duly authorized and, when issued and delivered to the Escrow Agent in connection with the Closing and registered with the Issuer’s transfer agent, the Additional Make-Whole Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s amended and restated certificate of incorporation or under the DGCL and will have been issued free and clear of any liens or other restrictions (other than those arising under Subscription Agreement or state or federal securities laws). The Warrants have been duly authorized and, when issued and delivered to Subscriber against full payment for the Common Shares in accordance with the terms of this Subscription Agreement, the Warrants will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s amended and restated certificate of incorporation or under the DGCL and will have been issued free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or state or federal securities laws. All shares of Issuer Common Stock issuable upon the proper exercise of the Warrant in conformity with the Warrant shall be validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s amended and restated certificate of incorporation or under the DGCL and will have been issued free and clear of any liens or other restrictions (other than those arising under Subscription Agreement or state or federal securities laws). The shares of Issuer Common Stock issuable upon conversion of the Convertible Notes have been duly authorized and reserved for issuance and, when issued upon conversion of the Convertible Notes in accordance with the terms of this Subscription Agreement and the Indenture, the shares of Issuer Common Stock issuable upon conversion of the Convertible Notes will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s amended and restated certificate of incorporation or under the DGCL and will have been issued free and clear of any liens or other restrictions (other than those arising under the Indenture, this Subscription Agreement or state or federal securities laws).

3.2.3 This Subscription Agreement has been duly authorized, executed and delivered by each of the Issuer and SPAC and is enforceable against each of the Issuer and SPAC in accordance with its terms, except as may be limited or otherwise affected by the Enforceability Exceptions. The Convertible Notes have been duly authorized by all necessary corporate action of the Issuer, and, on the Closing Date, the Indenture (including any guarantees thereunder) will be duly authorized, executed and delivered by the Issuer and any guarantors thereunder and will constitute a legal, valid and binding obligation of the Issuer and such guarantors, and, assuming due execution by all other parties thereto, enforceable in accordance with their terms, except as may be limited or otherwise affected by the Enforceability Exceptions. When issued (and authenticated by the trustee under the Indenture) and sold against receipt of the consideration therefor, the Convertible Notes will be valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, except as may be limited or otherwise affected by the Enforceability Exceptions.

3.2.4 The execution, delivery and performance of this Subscription Agreement (including compliance by each of the Issuer and SPAC with all of the provisions hereof) and the Indenture, the issuance and sale of the Convertible Notes, the Shares and the Warrants and the consummation of the certain other transactions contemplated herein will be done in accordance with Nasdaq rules (or the rules of the New York Stock Exchange (“NYSE”), if applicable) and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer or SPAC (other than as set forth in the Indenture) pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer or SPAC is a party or by which the Issuer or SPAC is bound or to which any of the property or assets of the Issuer or SPAC is subject, which, individually or in the aggregate with all other effects, (a) is or would reasonably be expected to be materially adverse to the business, properties, financial condition, stockholders’ equity or results of operations of the Issuer, the SPAC and their respective subsidiaries, taken as a whole, and including the combined company after giving effect to the Transactions; or (b) reasonably be expected to prevent, materially delay or materially impede the performance by the Issuer, the SPAC or their respective subsidiaries of their respective obligations under this Subscription Agreement, the Indenture, the Convertible Notes, the Business Combination Agreement or the consummation of the Transactions (clauses (a) and (b) are referred to as an “Issuer Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Issuer or SPAC or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer, SPAC or any of their respective properties that would reasonably be expected to have an Issuer Material Adverse Effect.

3.2.5 No consent, waiver, authorization, approval, filing with or notification to any court or other federal, state, local or other governmental authority is required on the part of the Issuer or SPAC with respect to the execution, delivery or performance by the Issuer or SPAC of this Subscription Agreement (including without limitation the issuance of the Convertible Notes, the Shares and the Warrants pursuant to this Subscription Agreement), other than (i) the filings required by applicable state securities Laws and the filing of the registration statement to register the re-sale of the Shares required by this Subscription Agreement, (ii) the filings required by Nasdaq (or the NYSE, if applicable), or (iii) those consents, waivers, authorizations, approvals, filings or notifications the failure of which to give, make or obtain would not reasonably be expected to an Issuer Material Adverse Effect or have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Convertible Notes..

3.2.6 The authorized capital shares of SPAC as of the date hereof and immediately prior to the Closing consists of (i) 100,000,000 shares of SPAC Common Stock (“Existing SPAC Common Shares”); and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Existing SPAC Preferred Shares”). As of the date hereof: (i) no Existing SPAC Preferred Shares are issued and outstanding; (ii) 18,169,000 Existing SPAC Common Shares are issued and outstanding; and (iii) 14,339,000 warrants to purchase 14,339,000 Existing SPAC Common Shares, subject to adjustments set forth in Section 4 of the warrant agreement, dated as of December 21, 2020, by and among the SPAC and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), each exercisable to purchase a whole share of Issuer Common Stock at $11.50 per full share (the “SPAC Warrants”), are outstanding of which 539,000 are private placement warrants. The authorized capital shares of the Issuer as of the date hereof and immediately prior to the Closing consists of (i) 1,000 shares of Issuer Common Stock (“Existing Issuer Common Shares”); and (ii) no shares of preferred stock of Issuer. As of the date hereof: 1,000 Existing Issuer Common Shares are issued and outstanding. As of the Closing Date (and immediately after the consummation of the Transactions), the entire authorized capital stock of the Issuer will consist of (i) 220,000,000 shares of Issuer Common Stock and (ii) 5,000,000 shares of preferred stock of the Issuer. All (A) Existing SPAC Common Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (B) outstanding SPAC Warrants and warrants issued by SPAC to the Sponsor have been duly authorized and constitute the valid and legally binding obligations of the SPAC, enforceable against the SPAC in accordance with their terms, subject to the Enforceability Exceptions. All (A) issued and outstanding shares of Issuer Common Stock have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (B) outstanding private placement warrants and public warrants of the Issuer issued in connection with the Transactions will have been duly authorized and constitute the valid and legally binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to the Enforceability Exceptions. Except as set forth above and pursuant to the Other Subscription Agreements, the Business Combination Agreement and any other agreement expressly contemplated by the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the SPAC or the Issuer any SPAC Common Stock, Issuer Common Stock or any other equity interests of the SPAC or the Issuer, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, neither the SPAC, nor the Issuer have long-term indebtedness and will not have any long-term indebtedness immediately prior to the Closing. The Issuer and its subsidiaries’ pro forma long-term indebtedness after giving effect to the Transactions will be as described in the Company’s filings with the Commission. No SPAC Warrants or Issuer Warrants are exercisable prior to Closing. As of the date hereof, the SPAC has no subsidiaries (other than the Issuer and Merger Sub) and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated (other than the Issuer and Merger Sub). There are no stockholder agreements, voting trusts or other agreements or understandings to which the SPAC or the Issuer is a party or by which it is bound relating to the voting or registration of any equity interests, other than this Subscription Agreement, the Ackrell Stockholder Support Agreement, the Registration Rights Agreement and that certain letter agreement, dated December 21, 2020, among the SPAC, its officers and directors named therein, and Sponsor. Other than the provisions set forth in Section 4 of the Warrant Agreement, as of the date hereof, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Convertible Notes (including those to be issued under any Other Subscription Agreement), (ii) any shares of Issuer Common Stock upon conversion of any of the Convertible Notes (including those to be issued under any Other Subscription Agreement), (iii) the Issued Securities and (iv) the Warrants or the Shares underlying the Warrants.

3.2.7 Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 3.1 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Convertible Notes and the issuance of shares of Issuer Common Stock upon conversion of the Convertible Notes, the Shares, the Warrants or the issuance of shares of Issuer Common Stock upon exercise of the Warrants, as applicable, by the Issuer to Subscriber.

3.2.8 The SPAC and the Issuer have made available to Subscriber (including via the Commission’s EDGAR system) a true, correct and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed or furnished by the SPAC and/or the Issuer, as applicable, with the Commission prior to the date of this Subscription Agreement (the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder and none of the SEC Documents contained, when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The SPAC and the Issuer have timely filed each report, statement, schedule, prospectus, and registration statement that the Issuer was required to file with the Commission since its inception and through the date hereof. As of the date hereof, there are no material outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the SEC Documents.

3.2.9 Other than the Other Subscription Agreements, subscription agreements that may be entered into among the Issuer, SPAC and other potential investors on substantially the same terms as included herein (provided that, for the avoidance of doubt, (i) the terms of this Subscription Agreement, the Convertible Notes and the Indenture shall be amended or modified to reflect any terms in such Future Subscription Agreements that are more advantageous in any respect than the terms of this Subscription Agreement, unless otherwise waived by Subscriber, and (ii) the consent of the Subscriber shall be required if any such Future Subscription Agreement would have an adverse effect on the Issued Securities or the Issuer Common Shares into which the Convertible Notes are convertible (it being understood that the dilution of such Issued Securities or Issuer Common Shares (subject to customary anti-dilution protections for the Issued Securities and the Issuer Common Shares into which the Convertible Notes are convertible) shall not constitute an adverse effect and that adverse effects shall be limited to those terms and provisions the benefit of which would not reasonably be expected to be directly realized by such Subscriber in its capacity as such (e.g., a benefit to an investor relating to a business (non-investment) relationship between such investor and the Issuer)) (“Future Subscription Agreements”), the engagement letter with FS Global Credit Opportunities Fund (the “Anchor Investor”) dated December 13, 2021 (as amended on December 22, 2021 and as may be further amended, the “FS Engagement Letter”), any forward purchase agreement (or other similar agreement for a purchase price per share of Issuer Common Stock of not less than the Purchase Price minus the per share value of the Transfer Shares on terms to be agreed by the Issuer or the SPAC) (in each case on otherwise substantially the same terms as included herein and, for the avoidance of doubt, (i) the terms of this Subscription Agreement, the Convertible Notes and the Indenture shall be amended or modified to reflect any terms in such FPA that are more advantageous in any respect than the terms of this Subscription Agreement (other than the Agreed FPA Terms), unless otherwise waived by Subscriber, and (ii) the consent of the Subscriber shall be required if any such FPA would have an adverse effect on the Issued Securities or the Issuer Common Shares into which Convertible Notes are convertible (it being understood that the dilution of such Issued Securities or Issuer Common Shares (subject to customary anti-dilution protections for the Issued Securities and the Issuer Common Shares into which the Convertible Notes are convertible) shall not constitute an adverse effect and that adverse effects shall be limited to those terms and provisions the benefit of which would not reasonably be expected to be directly realized by such Subscriber in its capacity as such (e.g., a benefit to an investor relating to a business (non-investment) relationship between such investor and the Issuer)) (each such agreement, an “FPA”), the Business Combination Agreement and any other agreement expressly disclosed in the Business Combination Agreement (as the Business Combination Agreement exists on the date hereof), the Issuer has not entered into any subscription agreement, side letter or similar agreement or other agreement or understanding (including written summaries of any oral understandings) with any Other Subscriber or any other investor or potential investor in connection with such Other Subscriber’s or investor’s or potential investor’s direct or indirect investment in the Issuer. No Other Subscription Agreement, Future Subscription Agreement, FPA (other than the Agreed FPA Terms), side letter or similar agreement or legally binding understanding includes terms and conditions that are materially more advantageous to any Other Subscriber, investor or potential investor than Subscriber hereunder, and such Other Subscription Agreements, Future Subscription Agreement, FPA, side letter and similar agreements and legally binding arrangements have not been and will not be on or prior to the Closing amended or modified in any material respect following the date of this Subscription Agreement. For purposes hereof, the “Agreed FPA Terms” shall mean: (a) the purchase of Issuer Common Stock (the “FPA Shares”) from the Issuer or certain direct or indirect holders of equity interests of the Company (the “Grantors”) at a purchase price per share for the FPA Shares of at least $10.00 (the “FPA Purchase Price”), which shall be deposited into an escrow account to secure the payment of the Put Option (the amount of such purchase price so deposited, the “Escrow Fund”); (b) the granting of a put option (the “Put Option”) by the Grantors allowing the purchaser to require the Grantors to repurchase FPA Shares at a purchase price of no greater than FPA Purchase Price; (c) the releasing of funds from the Escrow Fund to the Grantors in the event that the purchaser sells FPA Shares prior to the put option date set forth therein or if the Put Option expires; and (d) requiring such purchaser to use commercially reasonable efforts to sell or transfer the FPA Shares at a price per share in excess of the FPA Purchase Price.

3.2.10 The Convertible Notes are not, and following the Closing, will not be, subject to any Transfer Restriction. The term “Transfer Restriction” means any condition to or restriction on the ability of the undersigned or any other holder of the Convertible Notes to pledge, sell, assign or otherwise transfer the Convertible Notes under any organizational document, policy or agreement of, by or with the Issuer, but excluding the restrictions on transfer described in the Indenture and Section 3.1.5 of this Subscription Agreement with respect to the status of the Convertible Notes as “restricted securities” pending their registration for resale under the Securities Act , in accordance with the terms of this Subscription Agreement.

3.2.11 Each of the Issuer and SPAC agree that the Placement Agents may rely upon the acknowledgements, understandings, agreements, representations and warranties made by each of the Issuer and SPAC to Subscriber in this Subscription Agreement.

3.2.12 Except for such matters as have not had and would not be reasonably expected to have an Issuer Material Adverse Effect, the Issuer and the SPAC are, and have been since their inception, in compliance with all state and federal laws applicable to the conduct of its business. Neither the SPAC nor the Issuer has received any written, or to its knowledge, other communication from a governmental entity that alleges that either is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably expected to have, individually or in the aggregate, an Issuer Material Adverse Effect. Except for such matters as have not had and would not be reasonably expected to have an Issuer Material Adverse Effect or have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Convertible Notes, the Issued Securities, the Transfer Shares, the Make-Whole Shares (if any), the Additional Make-Whole Shares (if any) and the Warrants, as of the date hereof, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of either the SPAC or the Issuer, threatened in writing against either party or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the SPAC or the Issuer.

3.2.13 The issued and outstanding shares of SPAC Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “ACKI”. The SPAC is in compliance in all material respects with the rules of Nasdaq and there is no suit, action proceeding or investigation pending or, to the knowledge of either the SPAC or the Issuer, threatened against the SPAC by Nasdaq or, if applicable, the NYSE, or the Commission with respect to any intention by such entity to deregister the shares of SPAC Common Stock or prohibit or terminate the listing of the shares of SPAC Common Stock on Nasdaq or, if applicable, the NYSE. Prior to Closing, the Issuer will register the Issuer Common Stock pursuant to Section 12(b) of the Exchange Act and list it for trading on Nasdaq or, if applicable, the NYSE, and file a listing application with Nasdaq, or if applicable, the NYSE, for the Issuer Common Stock underlying the Convertible Notes and such application, prior to Closing will be, approved by Nasdaq, or, if applicable, the NYSE, subject only to official notice of issuance. None of the SPAC or its affiliates has taken any action in an attempt to terminate the listing of the SPAC Common Stock on Nasdaq or the registration of the SPAC Common Stock under the Exchange Act except as contemplated by the Business Combination Agreement. The SPAC has not received any notice from Nasdaq or the Commission regarding the revocation of such listing or otherwise regarding the delisting of the SPAC Common Stock from Nasdaq or the Commission.

3.2.14 Neither the SPAC, the Issuer nor any person acting on their behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Convertible Notes, the shares of Issuer Common Stock issuable upon conversion of the Convertible Notes, the Issued Securities, the Transfer Shares, the Make-Whole Shares (if any), the Additional Make-Whole Shares (if any) and the Warrants.

3.2.15 The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company that would reasonably be expected to result in the initial sale of the Convertible Notes, the shares of Issuer Common Stock into which such Convertible Notes may be converted, the Issued Securities, the Transfer Shares, the Make-Whole Shares (if any), the Additional Make-Whole Shares (if any), the Warrants or the shares of Issuer Common Stock issuable upon exercise of the Warrants not being exempt from the registration requirements of Section 5 of the Securities Act. Neither the SPAC nor the Issuer has entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which Subscriber would reasonably be expected to become liable.

3.2.16 The Issuer is not, and immediately after receipt of payment for the Convertible Notes, the Issued Securities, the Transfer Shares, the Make-Whole Shares (if any), the Additional Make-Whole Shares (if any) and the Warrants will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

3.2.17 The operations of the SPAC and the Issuer and their respective subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable anti-money laundering statutes of all jurisdictions where the SPAC and the Issuer or any of their respective subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the SPAC, the Issuer or any of their respective subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the SPAC or the Issuer, threatened.

3.2.18 Neither the SPAC, the Issuer nor any of their respective subsidiaries nor, to the knowledge of the SPAC or the Issuer, any director, officer, agent, employee or affiliate of the SPAC or the Issuer or any of their respective subsidiaries is an individual or entity (a “Person”) that is, or is majority-owned or controlled by a Person that is, currently the subject or target of any sanctions administered or enforced by the U.S. government (including, without limitation, the OFAC or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the SPAC, the Issuer or any of their respective subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria and Crimea (each, a “Sanctioned Country”). Since the SPAC and the Issuer’s inception, the SPAC, the Issuer and their respective subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

3.2.19 The SPAC and the Issuer acknowledge and agree that, notwithstanding anything herein to the contrary, but subject to the restrictions set forth in Section 4.4, the Convertible Notes, the shares of Issuer Common Stock issuable upon conversion of the Convertible Notes, the Issued Securities, the Transfer Shares, the Make-Whole Shares (if any), the Additional Make-Whole Shares (if any) and the Warrants may be pledged by the Subscriber in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Convertible Notes, the shares of Issuer Common Stock issuable upon conversion of the Convertible Notes, the Issued Securities, the Transfer Shares, the Make-Whole Shares (if any), the Additional Make-Whole Shares (if any) and the Warrants hereunder, and the Subscriber effecting a pledge of Convertible Notes, the shares of Issuer Common Stock issuable upon conversion of the Convertible Notes, the Issued Securities, the Transfer Shares, the Make-Whole Shares (if any), the Additional Make-Whole Shares (if any) and the Warrants shall not be required to provide the SPAC or the Issuer with any notice thereof or otherwise make any delivery to the SPAC or the Issuer pursuant to this Subscription Agreement; provided that such pledge shall be pursuant to an available exemption from the registration requirements of the Securities Act.

3.2.20 Each of the Issuer and the SPAC is classified as a domestic corporation for U.S. federal income tax purposes.

3.2.21 Each of the Issuer and the SPAC (i) has duly and timely filed (taking into account any extension of time within which to file) all tax returns required to be filed by any of them as of the date hereof and all such filed tax returns are complete and accurate in all material respects; (ii) has timely paid all taxes that are shown as due on such filed tax returns and any other taxes that the Issuer or the SPAC are otherwise obligated to pay, except with respect to taxes not yet due and payable that are being contested in good faith and with respect to which adequate reserves have been made in accordance with GAAP, and no material penalties or charges are due with respect to the late filing of any tax return required to be filed by or with respect to any of them on or before the Closing Date; (iii) have not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to a tax assessment or deficiency; and (iv) do not have any deficiency, audit, examination, investigation or other proceeding in respect of taxes or Tax matters pending or proposed or threatened in writing, for a tax period which the statute of limitations for assessments remains open.

4. Settlement Date and Delivery; Certain Other Matters.

4.1 Closing. The closing of the Subscription and the Transfer contemplated hereby (the “Closing”) shall occur on the date of, and concurrently with, the consummation of the Transactions (the “Closing Date”); provided, that the Transfer shall be deemed to occur immediately following the consummation of the Transactions. Upon written notice from (or on behalf of) the Issuer to Subscriber (the “Closing Notice”) at least five (5) business days prior to the date that the Issuer reasonably expects all conditions to the closing of the Transactions to be satisfied, Subscriber shall deliver to the Issuer, within three (3) business days after receiving the Closing Notice, the Purchase Price for the Convertible Notes, the Shares and the Warrants, as applicable, by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice, such funds to be held by the Issuer in an escrow account until the Closing, such account to be established by the Issuer with a third party financial institution pursuant to an escrow agreement reasonably satisfactory to the Subscriber. At the Closing, upon satisfaction (or, if applicable, waiver in writing) of the conditions set forth in this Section 4, the Issuer shall deliver to Subscriber the Issued Securities, the Warrants and the Transfer Shares, in each case, in certificated or book entry form (at the Issuer’s election), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, free and clear of any liens or other restrictions (other than those arising under the Indenture, this Subscription Agreement or state or federal securities laws). Reasonably promptly following the closing, the Issuer shall provide evidence of such issuance from the Issuer’s transfer agent showing Subscriber as the owner of the Issued Securities, the Warrants and the Transfer Shares, to the extent issued in book entry form, on and as of the Closing Date. In the event that the Closing Date does not occur within three (3) business days after the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by the Issuer and Subscriber, the Issuer shall promptly (but not later than two (2) business days after the anticipated Closing Date specified in the Closing Notice) return the funds so delivered by Subscriber to the Issuer by wire transfer in immediately available funds to the account specified by Subscriber without any deduction for or on account of any tax withholding, charges or set-off; provided that, unless this Subscription Agreement has been terminated pursuant to Section 6 hereof, such return of funds shall not terminate this Subscription Agreement or relieve Subscriber of its obligation to purchase the Convertible Notes, the Shares and the Warrants, as applicable, at the Closing.

4.2 Conditions to Closing of the Issuer.

The Issuer’s obligations to sell and issue the Issued Securities, the Warrants and the Transfer Shares, at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver, on or prior to the Closing Date, of the following conditions:

4.2.1 Representations and Warranties Correct. The representations and warranties made by Subscriber in Section 3.1 hereof shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects) with the same force and effect as if they had been made on and as of said date, but in each case without giving effect to consummation of the Transactions.

4.2.2 Compliance with Covenants. Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to Closing.

4.2.3 Closing of the Transactions. The Transactions set forth in the Business Combination Agreement shall have been or will be consummated substantially concurrently with the Closing.

4.2.4 Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, statute, rule or regulation enjoining or prohibiting the consummation of the Subscription or, only with respect to the Subscription of the Common Shares, the Transfer.

4.2.5 Indenture. Prior to or concurrent with the Closing, the Indenture shall have been executed by the applicable parties thereto (other than the Issuer).

4.3 Conditions to Closing of Subscriber.

Subscriber’s obligation to purchase the Issued Securities and the Warrants, as applicable, and acquire the Transfer Shares at the Closing is subject to the fulfillment or (to the extent permitted by applicable law) written waiver by Subscriber, on or prior to the Closing Date, of each of the following conditions:

4.3.1 Representations and Warranties Correct. The representations and warranties made by the Issuer and SPAC in Section 3.2 hereof shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Issuer Material Adverse Effect, which representations and warranties shall be true and correct in all respects) and, shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Issuer Material Adverse Effect, which representations and warranties shall be true and correct in all respects) with the same force and effect as if they had been made on and as of said date, and consummation of the Closing shall constitute a reaffirmation by the Issuer and the SPAC of each of the representations and warranties of the Issuer and the SPAC contained in this Subscription Agreement as of the Closing.

4.3.2 Compliance with Covenants. Each of the Issuer and SPAC shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to Closing.

4.3.3 Closing of the Transactions. All conditions precedent to the closing of the Transaction set forth in the Business Combination Agreement, including the approval of the Company’s stockholders, shall have been satisfied (as the Business Combination Agreement exists on the date of this Subscription Agreement without giving effect to any amendments or waivers thereto), other than those conditions which, by their terms, are to be satisfied at the Closing (which such conditions shall be satisfied as of the Closing without giving effect to any amendments or waivers thereto). The Transactions set forth in the Business Combination Agreement shall have been or will be consummated substantially concurrently with the Closing, and there shall have been no amendment, waiver or modification to the Business Combination Agreement (as the same exists on the date of this Subscription Agreement) that would reasonably be expected to materially and adversely affect the Subscriber, the Issuer or the Company, without having received Subscriber’s prior written consent.

4.3.4 Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, statute, rule or regulation enjoining or prohibiting the consummation of the Subscription, the Transfer or the Transactions; and no such governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition.

4.3.5 Exchange Listing. The Issued Securities (including the shares of Issuer Common Stock that may be issuable upon the conversion of the Convertible Notes and the shares of Issuer Common Stock issuable upon the exercise of the Warrants), the Transfer Shares, the Make-Whole Shares and the Additional Make-Whole Shares shall have been approved for listing on Nasdaq (or, at the election of the Issuer, the NYSE), subject to official notice of issuance. No suspension of the qualification of any of the SPAC Common Stock or Issuer Common Stock for sale or trading on the Nasdaq Stock Market (“Nasdaq”) or the NYSE, if applicable, or, to the SPAC and Issuer’s knowledge, initiation or threatening of any proceedings for any of such purposes or de-listing, shall have occurred.

4.3.6 Other Subscription Agreements and Investments. The Issuer, the SPAC and the Company shall not have entered into any other subscription agreement, including through amendment, waiver or modification to any Other Subscription Agreements, Future Subscription Agreements or FPAs (unless such Future Subscription Agreements or FPAs were entered into in compliance with Section 3.2.9) with a lower purchase price per $1,000 principal amount of the Convertible Notes or Per Unit Purchase Price for Units or other terms (economic or otherwise) more advantageous to such other subscriber or investor than as set forth in this Subscription Agreement unless Subscriber has been offered the same terms or benefits.

4.3.7 Indenture and Related Documentation. Prior to or concurrent with the Closing, the Indenture shall have been executed by the applicable parties thereto. The Indenture and other documentation related thereto shall be in conformity with the Term Sheet and otherwise in form and substance reasonably acceptable to the Subscriber.

4.3.8 Minimum Cash. (a) After giving effect to the Transactions, the Issuer will have at least $40,000,000 of unrestricted cash on its balance sheet (without giving effect to any proceeds received from an FPA or any other indebtedness permitted under Section 4.3.11 of this Subscription Agreement, other than any existing receivables factoring facilities (Walmart and Loews) to the extent used in the ordinary course of business consistent w/ past practice allowed by clause (x) of Permitted Indebtedness (as defined in the ABL Facility as it exists on the date hereof), and provided that the ABL Facility has minimum availability of at least $25.0 million at Closing) (such unrestricted cash, the “Unrestricted Closing Cash”); and (b) the Closing Newco Cash shall equal or exceed $40,000,000. For purposes hereof, “Closing Newco Cash” means, without duplication, an amount equal to (i) the net proceeds to the Issuer from the Trust Account after giving effect to redemptions (and without giving effect to the proceeds from the issuance and sale of any Convertible Notes or any shares of Issuer Common Stock or warrants pursuant to this Subscription Agreement, Other Subscription Agreements, Future Subscription Agreements, FPAs or any other agreement, including any proceeds counted under subclause (ii) of this definition); plus (ii) the aggregate amount of cash actually funded to purchase shares of Issuer Common Stock and Convertible Notes pursuant to this Subscription Agreement and the Other Subscription Agreements entered into prior to the Closing in connection with such agreements; plus (iii) the aggregate amount of cash actually funded to purchase shares of Issuer Common Stock and Convertible Notes pursuant to any Future Subscription Agreements entered into prior to the Closing, minus (iv) the payment of all fees and expenses required to be paid by Issuer, SPAC and the Company in connection with the consummation of the Transactions (including any deferred underwriting fees) and the transactions contemplated by this Subscription Agreement, Other Subscription Agreements, Future Subscription Agreements, FPAs or any other agreement related thereto; minus (v) the Transaction Cash Consideration (as defined in the Business Combination Agreement as it exists on the date hereof).

4.3.9 Equity Issuances. The Issuer shall have received (i) cash proceeds from the issuance and sale of the Common Shares and Warrants pursuant to this Subscription Agreement and the Other Subscription Agreements and Future Subscription Agreements in an aggregate amount of not less than $30,667,000 and (ii) net proceeds from the Trust Account after giving effect to redemptions and the payment of all fees and expenses required to be paid by Issuer, SPAC and the Company in connection with the consummation of the Transactions (including any deferred underwriting fees) and the transactions contemplated by this Subscription Agreement, Other Subscription Agreements, Future Subscription Agreements, FPAs or any other agreement related thereto (and without giving effect to the proceeds from the issuance and sale of any Convertible Notes or any shares of Issuer Common Stock or warrants pursuant to this Subscription Agreement, Other Subscription Agreements or Future Subscription Agreements) plus cash from the issuance and sale of the Common Shares and Warrants pursuant to this Subscription Agreement, the Other Subscription Agreements and Future Subscription Agreements of not less than $40,000,000; provided that no proceeds from any repurchase agreements, forward purchase agreements, including FPAs, or other similar arrangements shall be taken into account for purposes of this Section 4.3.9.

4.3.10 Distributions. No distributions payable in cash, equity interests, property or otherwise shall have been made by the SPAC, the Issuer, the Company or their respective Affiliates to any of their respective stockholders in connection with the consummation of the Transactions (other than a distribution or payment from the Company to Cowell (the “First Distribution”) pursuant to the terms of the Company Redemption Agreement (to be entered into on the terms set forth in the Business Combination Agreement as the Business Combination Agreement exists on the date of this Subscription Agreement) which shall occur immediately prior to the Closing of the Transactions and a distribution or payment from Cowell to NAI pursuant to Section 3.04(b) of the Business Combination Agreement (as the Business Combination Agreement exists on the date of this Subscription Agreement without giving effect to any amendments or waivers thereto) and which shall occur immediately after First Distribution but still prior to the Closing of the Transactions) exceeding an amount equal to (i) the net proceeds to the Issuer from the Trust Account after giving effect to redemptions (and without giving effect to the proceeds from the issuance and sale of any Convertible Notes or any shares of Issuer Common Stock or warrants pursuant to this Subscription Agreement, Other Subscription Agreements, Future Subscription Agreements, FPAs or any other agreement, including any proceeds counted under the following subclause (ii)); plus (ii) the aggregate amount of cash actually funded to purchase shares of Issuer Common Stock and Convertible Notes pursuant to this Subscription Agreement and the Other Subscription Agreements entered into prior to the Closing in connection with the PIPE Investment; plus (iii) the aggregate amount of cash actually funded to purchase shares of Issuer Common Stock and Convertible Notes pursuant to any Future Subscription Agreements entered into prior to the Closing, minus (iv) the payment of all fees and expenses required to be paid by Issuer, SPAC and the Company in connection with the consummation of the Transactions (including any deferred underwriting fees) and the transactions contemplated by this Subscription Agreement, Other Subscription Agreements, Future Subscription Agreements, FPAs or any other agreement related thereto; minus (v) Unrestricted Closing Cash.

4.3.11 Selection of Trustee for Convertible Notes. The trustee for the Convertible Notes will be selected prior to Closing by the Company with the consent, not to be unreasonably conditioned, delayed or withheld, of the Subscribers of the Convertible Notes of not less than a majority in aggregate principal amount of the Convertible Notes committed to be purchased pursuant to this Subscription Agreement, the Other Subscription Agreements and any Future Subscription Agreements (the “Requisite Majority”).

4.3.12 Indebtedness. Immediately after Closing, the Issuer and its subsidiaries shall have no other indebtedness for borrowed money other than (a) the Convertible Notes in an aggregate principal amount equal to no more than $111,333,000, (b) indebtedness outstanding under that certain Loan Agreement, dated as of October 15, 2021 (the “Loan Agreement”), among the Company, Holdings (as defined therein), the several financial institutions from time to time party to such agreement as lenders and White Oak Global Advisors, LLC, as Administrative Agent, as in effect on the date of this Subscription Agreement (excluding any incremental debt thereunder), and any Permitted Refinancing (as defined below) thereof (provided that, for the avoidance of doubt, any such refinancing shall be subject to the right of first refusal set forth in Section 3 in the FS Engagement Letter), (c) borrowings outstanding or available to be drawn under the Credit Agreement, by and among Wells Fargo Bank, National Association, as agent, the lenders party thereto, the Company, as Administrative Borrower, and the other loan parties party thereto from time to time, as in effect on the date of this Subscription Agreement, and any Permitted Refinancing (the “ABL Facility”), (d) Permitted Indebtedness (as defined in the ABL Facility as it exists on the date hereof) in the ordinary course of the Company’s business in an amount not to exceed $2,500,000 in the aggregate; provided, that such cap shall not apply to any existing receivables factoring facilities (Walmart and Loews) to the extent used in ordinary course of business consistent with past practice permitted by clause (x) of Permitted Indebtedness (as defined in the ABL Facility as it exists on the date hereof), (e) indebtedness incurred by the SPAC in an amount not to exceed $2,000,000 in the aggregate (not taking into account indebtedness incurred pursuant to the immediately succeeding clause (f)) and (f) indebtedness incurred by the SPAC in connection with payments made in accordance with the SPAC’s certificate of incorporation to extend the time available to complete a business combination transaction in an amount not to exceed $2,760,000 in the aggregate, unless, in each case, otherwise consented to by the Anchor Investor. For purposes hereof, “Permitted Refinancing” means a refinancing of the Loan Agreement or the ABL Facility, as applicable so long as: (a) such refinancing does not result in an increase in the principal amount above the Loan Agreement or the ABL Facility, as applicable, (b) such refinancing does not result in an increase in the interest rate or effective yield above the Loan Agreement or the ABL Facility, as applicable, (c) such refinancing does not result in a shortening of the average weighted maturity of the Loan Agreement, provide for any new or expanded mandatory prepayment events, nor contain terms that, taken as a whole, are materially more burdensome or restrictive to any Loan Party (or equivalent concept under the ABL Facility), (d) the new indebtedness is not recourse to any Person other than Persons which were similarly obligated with respect to the Loan Agreement or the ABL Facility, as applicable, and (e) the new indebtedness is not secured by any assets other than those that secured the Loan Agreement or the ABL Facility, as applicable.

4.3.13 MAE. Between the date of this Subscription Agreement and the Closing (including, for the avoidance of doubt, on the Closing Date), there has not occurred any Issuer Material Adverse Effect (as defined in this Subscription Agreement), any Company Material Adverse Effect (as defined in the Business Combination Agreement) or any Ackrell Material Adverse effect.

4.3.14 Default or Event of Default. (x) There shall be no Default or Event of Default (each as defined in the Indenture) under the Indenture as of the Closing Date on a pro forma basis after giving effect to the Transactions, (y) a waiver, amendment and/or consent for the Loan Agreement shall have been obtained to permit the incurrence of the Convertible Notes and as of the Closing Date there shall be no Default or Event of Default (each as defined in the Loan Agreement) under the Loan Agreement (as it exists on the date of this Subscription Agreement without giving effect to any amendment, modification or waiver thereto) on a pro forma basis after giving effect to the Transactions and (z) a waiver, amendment and/or consent for the ABL Facility shall have been obtained to permit the incurrence of the Convertible Notes and as of the Closing Date there shall be no Default or Event of Default (each as defined in the ABL Facility) under the ABL Facility (as it exists on the date of this Subscription Agreement without giving effect to any amendment, modification or waiver thereto) on a pro forma basis after giving effect to the Transactions.

4.3.15 Conduct Prior to the Closing Date. Except as expressly contemplated by the Business Combination Agreement (as it exists on the date of this Subscription Agreement without giving effect to any amendment, modification or waiver thereto) (excluding any exceptions set forth in the Disclosure Schedules thereto or distributions permitted under Section 9.01(b)(iv) thereto) or any Ancillary Agreement (as it exists on the date of this Subscription Agreement without giving effect to any amendment, modification or waiver thereto) and except as required by applicable Law, during the period from the date of this Subscription Agreement and continuing until the Closing (including, for the avoidance of doubt, on the Closing Date), without the consent of the Anchor Investor, the Company and its subsidiaries:

(i) shall have (i) carried on their respective businesses in the ordinary course of business and in a manner consistent with past practice and (ii) used reasonable best efforts to preserve substantially intact their business organization, to keep available the services of the current officers, key employees and consultants of the Company and to preserve the current relationships of the Company with customers, suppliers and other Persons with which the Company has significant business relations;

(ii) (a) shall not have declared, set aside, made or paid any dividend or other distribution (other than Tax distributions pursuant to the Amended and Restated Operating Agreement of the Company, dated as of July 13, 2017, as amended, permitted under the Loan Agreement and the ABL Facility (the “Tax Distributions”)), payable in cash, equity interests, property or otherwise, with respect to any of its membership interests (or comparable equity interest); and (b) shall not sell, lease, exclusively license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights, other than in the ordinary course of business consistent with past practice;

(iii) (a) shall not have entered into any agreement with an affiliate or a Material Contract (as such term is defined in the Business Combination Agreement on the date of this Subscription Agreement without giving effect to any amendments or waivers thereto unless such amendment or waiver is more advantageous to the Subscriber), other than Contracts with suppliers and customers entered into in the ordinary course of business; (b) shall not have waived, released or assigned any material rights or claims under any contract with an affiliate or a Material Contract (as such term is defined in the Business Combination Agreement on the date of this Subscription Agreement without giving effect to any amendments or waivers thereto unless such amendment or waiver is more advantageous to the Subscriber and, for the avoidance of doubt, including any Material Contracts entered into or effected after the date of this Subscription Agreement); (c) shall not have modified, amended or terminated in a manner that is adverse to such entity any affiliate contract or Material Contract (as such term is defined in the Business Combination Agreement on the date of this Subscription Agreement without giving effect to any amendments or waivers thereto unless such amendment or waiver is more advantageous to the Subscriber and, for the avoidance of doubt, including any Material Contracts entered into or effected after the date of this Subscription Agreement); and (d) shall not have made any capital expenditures (or commitment to make any capital expenditures) that exceed $1,500,000 in the aggregate, other than any (A) capital expenditure (or series of related capital expenditures) consistent in all material respects with the Company’s annual capital expenditure budget for periods following the date hereof, which has been made available to the Subscriber on the date of this Subscription Agreement;

(v) shall not have closed or materially reduced its business activities or have engaged in any new line of business;

(vi) shall not have (i) permitted any material item of Company IP (as such term is defined in the Business Combination Agreement on the date of this Subscription Agreement without giving effect to any amendments or waivers thereto unless such amendment or waiver is more advantageous to the Subscriber) to lapse or to be abandoned, invalidated, dedicated to the public, canceled, or disclaimed, or otherwise become unenforceable or fail to perform or make any applicable filings, recordings or other similar actions or filings, or failed to pay all required fees and Taxes required or advisable to maintain and protect its interest in each and every material item of Company IP, or (ii) transferred, sold, assigned, licensed, sublicensed, encumbered, impaired or otherwise disposed of any right, title or interest in any Company IP (as such term is defined in the Business Combination Agreement on the date of this Subscription Agreement without giving effect to any amendments or waivers thereto unless such amendment or waiver is more advantageous to the Subscriber) (excluding non-exclusive licenses of Company IP in the ordinary course of business consistent with past practice);

(vii) shall not have amended or otherwise modified any of its or its subsidiaries organizational documents;

(viii) shall not have adopted or effected a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

(ix) shall not have granted or otherwise created or consented to the creation of any lien or other encumbrance on any of its assets;

(x) shall not have acquired (including by merger, consolidation, or acquisition of stock or substantially all of the assets or any other business combination) any corporation, partnership, other business organization or any division thereof or purchase a material portion of the assets (other than in the ordinary course of business) or equity of, any corporation, partnership, other business organization or any division thereof;

(xi) shall not have made any material change to any of the cash management practices, including materially deviating from or materially altering any of its practices, policies or procedures in paying accounts payable or collecting accounts receivable;

(xii) except in the ordinary course of business and except for the Tax Distributions, shall not have entered into or amended any agreement with, or paid or distributed or advanced any assets or property to, any of its officers, directors, members, stockholders or other affiliates;

(xiii) shall not have caused the condition set forth in Section 4.3.11(d) not to be satisfied; and

(xiv) shall not have agreed to, authorized or committed in writing to do any of the foregoing.

4.3.16 Opinion. The Subscriber shall have received one or more opinions of counsel, dated the Closing Date and addressed to the Subscriber, in the applicable counsel’s standard form and subject to customary assumptions and exceptions, and otherwise in form and substance reasonably satisfactory to Subscriber and its counsel, with respect to:

(i) due authorization, execution, delivery and enforceability of the Indenture (including any guarantees), the Convertible Notes, the subordination agreement and any Intercreditor Agreement (assuming for such purposes that they are governed by NY law) (collectively, the “Opinion Documents”) by each of the Issuer and the guarantors of any of the foregoing (each, an “Opinion Party” and collectively, the “Opinion Parties”);

(ii) the execution and delivery by each Opinion Party of the Opinion Documents to which such Opinion Party is a party and the performance by the Opinion Parties of the Indenture will not breach or result in a breach of any such party’s organizational documents or a default under any material agreement to which the Issuer or any of its subsidiaries is a party at the time of issuance;

(iii) the absence of defaults or violations of New York law, the Delaware General Corporation Law (the “DGCL”) or federal law or regulation, or any order known to such counsel issued by any court or governmental authority acting pursuant to federal or New York statute or the DGCL, resulting from the execution and delivery of the Opinion Documents by each Opinion Party and the issuance of the Convertible Notes by the Issuer and the guarantees by the guarantors in accordance with the terms of the Indenture;

(iv) the absence of required consents, approvals, authorizations, orders, filings, registrations or qualifications of or with any federal, New York State or Delaware governmental agency or body in connection with the execution and delivery by the Issuer of the Indenture and the guarantors of the guarantees thereunder, the issuance of the Convertible Notes by the Issuer and the guarantees by the guarantors, in accordance with the terms of the Indenture or the performance by the Issuer of its payment obligations under the Indenture;

(v) the Issuer is not an “investment company” within the meaning of, and subject to regulation under, the Investment Company Act; and

(vi) assuming compliance by the Subscriber and the Other Subscribers with the provisions of this Agreement and the Other Subscription Agreements, respectively, and the accuracy of their respective representations and warranties contained herein and therein, (A) the exemption from registration of the offer and sale of the Convertible Notes (including the common stock underlying such Convertible Notes) under the Securities Act, as contemplated by this Agreement, and (B) the exemption from qualification of the Indenture under the Trust Indenture Act.

4.3.17 Business Performance. During the calendar quarter for the three months ended March 31, 2022, the net revenue of the Company shall be at least $111,700,000 and the gross margin of the Company during such three-month period shall be at least 20%. For the purposes hereof, “net revenue” and “gross margin” shall be calculated in a manner consistent with the calculation of such metrics by the Company in the financial statements of the Company for the year ended December 31, 2021, which shall be set forth in the unaudited financial statements of the Company for such three month period ended March 31, 2022 and shall include line items having similar import.

4.3.18 Officers’ Certificate. The Subscriber shall have received a certificate or certificates signed by an executive officer of the Issuer, dated the Closing Date, in which such officer shall state that the conditions set forth in Section 4.3.1, Section 4.3.2, 4.3.8, 4.3.9, 4.3.11, 4.3.12, 4.3.13 and 4.3.14 are satisfied as of the Closing Date. The Subscriber shall have received a certificate signed by the chief financial officer of the Issuer, dated the Closing Date, certifying that the Issuer and its subsidiaries, on a consolidated basis, after giving effect to the Transactions, are solvent. The Subscriber shall have received a certificate signed by an executive officer of the Issuer and the chief executive officer of the Company, in which each such officer shall state that the conditions set forth in Section 4.3.13 are satisfied as of the Closing Date.

4.3.19 DTC. The Convertible Notes shall be eligible for clearance and settlement through DTC.

4.4 Transfer Restrictions. During the period beginning at the Closing and ending on the later of (i) the date that the Escrowed Shares and the Additional Escrowed Shares are transferred to the Subscriber and the Other Subscribers and (ii) the Remaining Shares and the Additional Remaining Shares are transferred to the Transferors, in each case pursuant to the applicable provisions of Section 2 of this Subscription Agreement and the Other Subscription Agreements (the “Restriction Period”), with respect to any shares of Issuer Common Stock or Convertible Notes issued to the Subscriber under this Subscription Agreement only, Subscriber agrees not to, directly or indirectly, (x) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Issuer Common Stock issued to the Subscriber in connection with this Subscription Agreement, together with any (a) securities paid as dividends or distributions with respect to such securities or (b) securities that are exchangeable or convertible into shares of Issuer Common Stock issued to the Subscriber in connection with this Subscription Agreement, owned directly by Subscriber (including holding as a custodian) or with respect to which Subscriber has beneficial ownership within the rules and regulations of the Commission (collectively, the “Covered Securities”), in each case as a result of the issuance to the Subscriber of the Issuer Common Stock hereunder only and, (y) notwithstanding the terms of the Indenture, convert the Convertible Notes into shares of Issuer Common Stock during such period. The foregoing restriction is expressly agreed to preclude Subscriber from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Covered Securities even if such Covered Securities would be disposed of by someone other than Subscriber. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Covered Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Covered Securities; provided, that, if consented to in writing by the Issuer (such consent not to be unreasonably withheld, with it being understood that it shall be reasonable for Issuer to withhold consent if (1) such hedging transaction would reasonable be expected to result in the Merger, the PIPE Investment (with respect to the acquisition of Issuer Common Stock only), the NAI Contribution or the Dahle Contribution not qualifying as an exchange pursuant to Section 351 of the Code or (2) such hedging transaction would reasonably be expected to have other adverse tax consequences to any Transferor), this Section 4 shall not prohibit any such consented to hedging transaction. Notwithstanding the foregoing, to the extent any Other Subscriber or other investor pursuant to an Other Subscription Agreement, Future Subscription Agreement, FPA or any other similar agreement is not bound by the terms of this Section 4.4, such Section 4.4 shall cease to apply to the Subscriber. The Issuer shall promptly after the end of the Restriction Period (and in any event no later than one (1) business day thereafter) notify each Subscriber in writing that the Restriction Period has terminated.

4.5 Form of Warrant Agreement. The warrant agreement substantially in the form attached hereto as Exhibit B (other than changes to such form that are not material and adverse to Subscriber) shall be executed by the Issuer and the warrant agent to be party thereto on or before the Closing Date.

5. Registration Statement.

5.1 The Issuer agrees that:

5.1.1 it will file with the SEC (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Common Shares issued in the Subscription, the Transfer Shares transferred in the Transfer, the shares of Issuer Common Stock issuable upon the conversion of the Convertible Notes and the shares of Issuer Common Stock issuable upon the exercise of the Warrants and the Warrants (collectively, the “Registrable Securities” and such registration statement, the “Registration Statement”) (a) if permitted by the Commission, as promptly as practicable after the filing of the first amendment to the Registration Statement (solely for this purpose, as such term is defined in the Business Combination Agreement) following receipt of the first round of comments thereon from the Commission or (b) if the Commission does not permit the filing of the Registration Statement prior to the Closing, within 15 days following the Closing (as applicable, the “Filing Date”), and the Issuer shall use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Filing Date and (ii) the 7th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Issuer’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Issuer to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement as permitted hereunder (provided, however, that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Convertible Notes or any Registrable Securities); provided, further, however, the Issuer is not obligated to cause the Registration Statement to be declared effective prior to the Closing Date. The Issuer will provide a draft of the Registration Statement to the Subscriber for review at least seven (7) Business Days in advance of filing the Registration Statement. Unless otherwise agreed to in writing by Subscriber, Subscriber shall not be identified as a statutory underwriter in the Registration Statement unless requested by the Commission or another applicable regulatory agency; provided, that if the Commission or another applicable regulatory agency requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Issuer. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares of Issuer Common Stock, including any Registrable Securities, proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the shares of Issuer Common Stock, including the Registrable Securities, held by Subscriber or any Other Subscriber or otherwise, (and notwithstanding that the Issuer used diligent efforts to advocate with the staff of the Commission for the registration of all or a greater part of the Registrable Securities) such Registration Statement shall register for resale such number of shares of Issuer Common Stock, including Registrable Securities, which is equal to the maximum number of shares of Issuer Common Stock as is permitted by the Commission. In such event, the number of shares of Issuer Common Stock, including Registrable Securities, to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. In the event the Commission informs the Issuer that all of such shares of Issuer Common Stock, including Registrable Securities, cannot, as a result of the application of Rule 415, be registered for resale on the Registration Statement, the Issuer agrees to promptly inform Subscriber thereof and use its reasonable best efforts to file amendments to the Registration Statement or new Registration Statements as required by the Commission, covering the maximum number of shares of Issuer Common Stock, including Registrable Securities, permitted to be registered by the Commission, on Form S-1 or such other form available to register for resale such shares and causing such Registration Statements or amendments to go effective as promptly as practicable and to take all such actions as may be necessary, including filing new registration statements, to register any remaining Registrable Securities previously not registered as a result of the foregoing. “Registrable Securities” shall include the Registrable Securities acquired pursuant to this Subscription Agreement and any other equity security of the Issuer issued or issuable with respect to the Convertible Notes or Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise, but not, for the avoidance of doubt, any other equity security of the Issuer owned or acquired by Subscriber. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to cause such Registration Statement to be declared effective by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 5.

5.1.2 if any Make-Whole Shares or any Additional Make-Whole Shares become transferable by the Escrow Agent to the Subscriber pursuant to Section 2.1 or Section 2.2, it will file with the Commission (at the Issuer’s sole cost and expense) a registration statement registering the transfer of the Make-Whole Shares and the Additional Make-Whole Shares from the Escrow Agent to the Subscriber (the “Make-Whole Registration Statement”) (a) if permitted by the Commission, as promptly as practicable after the filing of the first amendment to the Registration Statement (solely for this purpose, as such term is defined in the Business Combination Agreement) following receipt of the first round of comments thereon from the Commission or (b) if the Commission does not permit the filing of the Registration Statement prior to the Closing, within 15 days following the Closing (as applicable, the “Make-Whole Filing Date”), and the Issuer shall use its commercially reasonable efforts to have the Make-Whole Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the Commission notifies the Issuer that it will “review” the Make-Whole Registration Statement) following the Make-Whole Filing Date and (ii) the 7th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Make-Whole Registration Statement will not be “reviewed” or will not be subject to further review; provided, however, that the Issuer’s obligations to include the Make-Whole Shares and the Additional Make-Whole Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber and the securities of the Issuer held by Subscriber as shall be reasonably requested by the Issuer to effect the registration of the transfer of the Make-Whole Shares and the Additional Make-Whole Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations.

5.2 In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. At its expense, the Issuer shall:

5.2.1 except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its reasonable best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) Subscriber ceases to hold any Registrable Securities, (ii) the date all Registrable Securities held by Subscriber may be sold without any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and (iii) six (6) years from the Effectiveness Date of the Registration Statement. If Registrable Securities can be transferred, whether because they are registered under the Securities Act or pursuant to Rule 144 or another exemption under the Securities Act, if requested by Subscriber, the Issuer shall use its commercially reasonable efforts to (i) promptly cause the removal of the restrictive legends from any Registrable Securities being sold under the Registration Statement, pursuant to Rule 144 or such other exemption and (ii) cause its legal counsel to deliver an opinion, if necessary, (such opinion being a blanket opinion with respect to Registrable Securities being sold (y) under the Registration Statement or (z) pursuant to Rule 144, if applicable) to the transfer agent in connection with the instruction under subclause (i) to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act (with or without a sale of such Registrable Securities, as applicable), in each case upon the receipt of customary representations, certificates and other documentation from the Holder as reasonably requested by the Issuer, its counsel or the transfer agent, establishing that restrictive legends are no longer required. From and after such time as the benefits of Rule 144 or any other similar rule or regulation of the Commission that may allow Subscriber to sell securities of the Issuer to the public without registration are available to holders of the Issuer’s common stock for so long as Subscriber holds Registrable Securities, the Issuer shall, at its expense, make and keep public information available, as those terms are understood and defined in Rule 144; use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act so long as the Issuer remains subject to such requirements and such reports and other documents are required for the applicable provisions of Rule 144 to enable Subscriber to sell the Registrable Securities (if any) under Rule 144 for so long as Subscriber holds any Registrable Securities or Convertible Notes; and furnish to Subscriber, promptly upon Subscriber’s reasonable request, (i) a written statement by the Issuer, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Issuer and such other reports and documents so filed by the Issuer, and (iii) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration;

5.2.2 advise Subscriber promptly, and in no event later than within three (3) business days:

(a) when a Registration Statement or any post-effective amendment thereto has become effective;

(b) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(c) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(d) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, without the prior written consent of Subscriber, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (a) through (d) above constitutes material, nonpublic information regarding the Issuer;

5.2.3 use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

5.2.4 upon the occurrence of any event contemplated in Section 5.2.2(d), except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

5.2.5 use its reasonable best efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Issuer Common Stock is then listed.

5.3 Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a bona fide transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Issuer’s board of directors reasonably believes, upon the advice of legal counsel (which may be in-house counsel), would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel (which may be in-house counsel), to cause the Registration Statement to be misleading or to omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than two occasions or for more than forty-five (45) consecutive calendar days (or a total of 90 days), in each case during any twelve-month period and the Issuer shall make such Registration Statement available for the sale by Subscriber of such securities promptly upon the termination of such Suspension Event. Upon receipt of any written notice from the Issuer of the occurrence of any Suspension Event during the period that any Registration Statement is effective or if as a result of a Suspension Event any Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena; provided that no material non-public information shall be provided to the Subscriber in connection with any such notice. Subscriber may deliver written notice (including via email in accordance with this Subscription Agreement) (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 5; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5.3) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability (which notices shall not contain material non-public information and which notice shall not be subject Subscriber to any duty of confidentiality).

5.4 The Issuer shall indemnify and hold harmless Subscriber (to the extent it is included as a seller under the Registration Statement), its officers, directors, employees, advisers and agents, and each person who controls the Subscriber or any such Person (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each affiliate of the Subscriber (within the meaning of Rule 405 under the Securities Act) to the fullest extent permitted by applicable Law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements or alleged untrue statements, omissions or alleged omissions are based upon information regarding a Subscriber furnished in writing to the Issuer by a Subscriber expressly for use therein or a Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder. Notwithstanding the forgoing, the Issuer’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Issuer (which consent shall not be unreasonably withheld, delayed or conditioned), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of Subscriber to deliver or cause to be delivered a prospectus made available by the Issuer in a timely manner, (B) as a result of offers or sales effected by or on behalf of any person by means of a free writing prospectus (as defined in Rule 405) that was not authorized in writing by the Issuer, or (C) in connection with any offers or sales effected by or on behalf of a Subscriber in violation of Section 5.3 hereof.

5.5 If any of the following events shall occur as a result of the Issuer’s failure to satisfy its obligations under this Section 5 (each, a “Registration Default”), then the Issuer shall accrue additional interest on the Convertible Notes (“Additional Interest”) to the Subscriber as follows:

(i) if the Registration Statement has not been declared effective on or prior to the date required in Section 5.1.1 (“Additional Interest Date”), then commencing on the Additional Interest Date, Additional Interest shall accrue on the aggregate outstanding principal amount of the Convertible Notes at a rate of 0.25% per annum for the first ninety (90) days from and including the Additional Interest Date and 0.50% per annum thereafter;

(ii) if the Issuer through its omission fails to name the Subscriber as a selling securityholder and such Subscriber had complied timely with its obligations hereunder in a manner to entitle such Subscriber to be so named in (i) the Registration Statement at the time it first became effective or (ii) any prospectus at the later of time of filing thereof or the time the Registration Statement of which such prospectus forms a part becomes effective, then Additional Interest shall accrue, on the aggregate outstanding principal amount of the Convertible Notes held by such Subscriber, at a rate of 0.25% per annum for the first ninety (90) days from and including the effective date of such Registration Statement or the time of filing of such prospectus, as the case may be, and 0.50% per annum thereafter, until such selling securityholder is so named; or

(iii) if the Registration Statement has been declared or becomes effective but ceases on or after the Additional Interest Date to be effective or usable for the offer and sale of the Registrable Securities issuable upon conversion of the Convertible Notes, other than due to a Suspension Event as set forth herein or as a result of a requirement to file a post-effective amendment for purposes of Section 10(a)(3) of the Securities Act or to file a post-effective amendment or supplement to a prospectus to make changes to the information regarding selling securityholders or the plan of distribution provided for therein, at any time following the Effectiveness Date that the Company does not cure the lapse of effectiveness or usability within ten (10) Business Days, then Additional Interest shall accrue on the aggregate outstanding principal amount of the Convertible Notes at a rate of 0.25% per annum for the first ninety (90) days from and including the day following such tenth (10th) Business Day and 0.50% per annum thereafter.

(iv) If a Registration Default occurs, the Additional Interest will accrue on the Convertible Note of the Subscriber from, and including, the date set forth in clauses (i) – (iii), respectively, for such Registration Default, until the earlier of (1) the day on which such Registration Default is cured and (2) the date on which the Registration Statement is no longer required to be kept effective. Any amounts of Additional Interest due pursuant to this Section 5 will be payable in cash on the date for payment of the stated interest on the Convertible Note to the Subscriber who is a holder of the Convertible Note of record as of the close of business on the relevant record dates for the payment of stated interest.

(v) The Additional Interest rate on any Convertible Note shall not accrue on any day at a combined rate in excess of 0.50% per annum and shall not accrue under more than one clause above for any given period of time, except that if Additional Interest would accrue because of more than one Registration Default, but at a rate of 0.25% per annum under one Registration Default and at a rate of 0.50% per annum under the other, then the Additional Interest rate shall be the higher rate of 0.50% per annum.

For the avoidance of doubt, payment in cash of Additional Interest on the Convertible Notes shall be subject to the terms of the Indenture and the subordination agreement related thereto, the Loan Agreement and the ABL Facility.

5.6 Piggyback Registration Rights for Underwritten Offerings.

(i) If (but without any obligation to do so) the Issuer proposes to register any of its Common Stock under the Securities Act in connection with an underwritten offering of such securities solely for cash, then the Issuer shall give written notice of such proposed offering to the Subscriber as soon as practicable but not less than ten (10) days before the anticipated filing date of the “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering and the name of the proposed managing underwriter or underwriters in such offering, and (B) offer to the Subscriber the opportunity to include in such underwritten offering such number of Registrable Securities as the Subscriber may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to clause (ii) of this Section 5.6, the Issuer shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing underwriter or underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Subscriber pursuant to this clause (i) to be included therein on the same terms and conditions as any similar securities of the Issuer included in such registered offering and to permit the sale of such Registrable Securities in accordance with the intended method of distribution thereof. The inclusion of any of the Subscriber’s Registrable Securities in a Piggyback Registration shall be subject to Subscriber agreeing to enter into an underwriting agreement and, if required by the Underwriters and entered into by the Company and all other selling stockholders thereunder, a lock-up in customary form with the underwriter(s) selected for such underwritten offering (provided that such lock-up shall not exceed 90 days and if any stockholders are released from such lock-up, the holders of Registrable Securities shall also be released).

(ii) If the total amount of securities, including Registrable Securities of the Subscriber, requested to be included in such offering exceeds the amount of securities that the underwriters determine in their reasonable discretion is compatible with the success of the offering, then the Issuer shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their reasonable discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling security holders according to the total amount of securities entitled to be included therein owned by each selling security holder or in such other proportions as shall mutually be agreed to by such selling security holders).

(iii) Subscriber shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Issuer and the underwriter or underwriters (if any) of its intention to withdraw from such Piggyback Registration prior to the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Issuer (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement or otherwise abandon such offering. Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be responsible for all registration and filing fees, national securities exchange fees, blue sky fees and expenses, printing expenses and fees and disbursement of the Issuer’s counsel and accountants incurred in connection with the Piggyback Registration prior to its withdrawal under this clause (iii).

(iv) Subscriber shall have the right to irrevocably waive its rights under this Section 5.6 (without prejudicing or altering its other rights under this Section 5) by providing written notice to the Issuer in accordance with this Subscription Agreement, in which case the Issuer will not provide any notice contemplated by this Section 5.6.

5.7 Subscriber, severally and not jointly with any Other Subscriber, selling shareholder or person, shall indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable Law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or the Make-Whole Registration Statement, any prospectus included in the Registration Statement or the Make-Whole Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Subscriber shall notify the Issuer promptly of the institution, threat or assertion of any action arising from or in connection with the transactions contemplated by this Section 5.5 of which Subscriber is aware. Notwithstanding the forgoing, Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld, delayed or conditioned).

6. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, subject, however, to the last sentence of this Section 6, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement or (iii) at the election of the Subscriber, if the Closing is not consummated on or prior to the Outside Date, other than as a result of a breach of Subscriber’s obligations hereunder; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Issuer shall promptly notify Subscriber of the termination of the Business Combination Agreement promptly after the termination of such agreement. Upon the termination of this Subscription Agreement in accordance with this Section 6, any monies paid by Subscriber to the Issuer for the Purchase Price hereunder shall be promptly (and in no event later than two (2) Business Days) be returned to Subscriber without any deductions for or on account of any tax, withholding, charges or set-off. For purposes hereof, the “Outside Date” shall mean March 23, 2022; provided, however, that in the event of an extension of the time for SPAC to complete a Business Combination in accordance with the terms and procedures set forth in Article 6F of the Ackrell Certificate of Incorporation, the Outside Date shall automatically be extended to June 23, 2022.

7. Miscellaneous.

7.1 Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription and the Transfer as contemplated by this Subscription Agreement.

7.1.1 Subscriber acknowledges that the Issuer, SPAC, and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement. Each of the Issuer and SPAC acknowledges that the Placement Agents and the Subscriber will rely on the acknowledgments, understandings, agreements, representations and warranties of the Issuer and SPAC contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Issuer and the Placement Agents if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate such that the conditions set forth in Sections 4.2.1 and 4.2.2 would not be satisfied as of the Closing. Prior to the Closing, each of the Issuer and SPAC agrees to promptly notify the Placement Agents and the Subscriber if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate such that the conditions set forth in Sections 4.3.1 and 4.3.2 would not be satisfied as of the Closing.

7.1.2 Each of the Issuer, SPAC, Subscriber and each Placement Agent is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

7.1.3 The Issuer may request from Subscriber such additional information as the Issuer deems reasonably necessary to evaluate the eligibility of Subscriber to acquire the Convertible Notes, the Shares, the Warrants, the Make-Whole Shares (if any) or the Additional Make-Whole Shares (if any), and Subscriber shall provide such information as may be reasonably requested.

7.1.4 Expenses. The parties hereto shall pay all of their own expenses in connection with the transactions contemplated hereby.

7.1.5 Each of Subscriber, the Issuer and SPAC shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described therein no later than immediately prior to the consummation of the Transactions.

7.2 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii) if to the Issuer, SPAC or Sponsor to:

Ackrell SPAC Partners I Co.

2093 Philadelphia Pike #1968

Claymont, DE 19703

Attn: Stephen Cannon

Email: steve@spacpartners.com

with a required copy (which copy shall not constitute notice) to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

Attention: Matthew A. Gray, Esq.

Email:mgray@egsllp.com

(iii) if to the Company, Dahle or NAI, to:

North Atlantic Imports, LLC

1073 W. 1700

N. Logan, UT 84321

Attention: Roger Dahle

Email: roger@blackstoneproducts.com

with a required copy (which copy shall not constitute notice) to:

O’Melveny & Myers LLP

2765 Sand Hill Road

Menlo Park, CA 94025

Attention: Warren T. Lazarow, Esq. and Noah Kornblith

Email: wlazarow@omm.com and nkornblith@omm.com

7.3 Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof (but excluding any confidentiality agreement entered into by Subscriber and any of SPAC, the Issuer or the Company in connection with the offering contemplated hereby and the FS Engagement Letter).

7.4 Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived without the prior written consent of the parties hereto. Notwithstanding anything to the contrary herein, the rights, preferences or privileges of any Placement Agent hereunder may not be modified, waived or terminated in a manner that is adverse to such Placement Agent, without the prior written consent of such Placement Agent.

7.5 Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (including Subscriber’s rights to purchase the Convertible Notes, the Shares and the Warrants) may be transferred or assigned without the prior written consent of each of the other parties hereto (other than the Convertible Notes, Shares or Warrants acquired hereunder, if any, and then only in accordance with this Subscription Agreement or, with respect to the Convertible Notes, the Indenture), and any purported transfer or assignment without such consent shall be null and void ab initio. Notwithstanding the foregoing, but subject to Section 4.4, the Subscriber may assign all or a portion of Subscriber’s rights and obligations under this Subscription Agreement to one or more affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of such Subscriber) or, with the Issuer’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), to another person, subject to, if such transfer or assignment is prior to the Closing, such transferee or assignee, as applicable, executing a joinder to this Subscription Agreement or a separate subscription agreement in substantially the same form as this Subscription Agreement, provided, that, in the case of any such transfer or assignment, the initial party to this Subscription Agreement shall remain bound by its obligations under this Subscription Agreement in the event that the transferee or assignee, as applicable, does not comply with its obligations to consummate the Subscription, including, as applicable, the purchase of the Shares and the purchase of the Convertible Notes (and the payment of the purchase price therefor) contemplated thereby, unless the Issuer has given its prior written consent to the relief of such obligations, and such assignee agrees in writing to be bound by the terms of this Subscription Agreement.

7.6 Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns.

7.7 Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof that would result in the application of any other jurisdiction’s laws.

7.8 Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, provided that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in the U.S. District Court for the District of Delaware (together with the Court of Chancery of the State of Delaware and any appellate courts of the foregoing courts, “Chosen Courts”), in connection with any matter based upon or arising out of this Subscription Agreement. Each party hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum or (v) the venue of such legal proceeding is improper. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7.2 and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 7.8, a party may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

7.9 Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

7.10 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.11 Remedies.

7.11.1 The parties agree that irreparable damage would occur if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.8, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7.11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

7.11.2 The parties acknowledge and agree that this Section 7.11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

7.11.3 In any dispute arising out of or related to this Subscription Agreement, or any other agreement, document, instrument or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.

7.12 Survival of Representations and Warranties. All representations and warranties made by parties hereto in this Subscription Agreement shall survive for twelve (12) months following the Closing Date. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transactions, all representations, warranties, covenants and agreements of Subscriber hereunder shall survive the consummation of the Transactions and remain in full force and effect.

7.13 No Broker or Finder. Other than the Placement Agents (which have been engaged by SPAC in connection with this Subscription and whose fees and expenses shall be borne by the SPAC), each of the Issuer, SPAC and Subscriber represents and warrants to the other parties hereto that no broker, finder or other financial consultant has acted on its behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on any other party hereto. Each of the Issuer, SPAC and Subscriber agrees to indemnify and save the other parties hereto harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

7.14 Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.15 Counterparts. This Subscription Agreement may be executed and delivered in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.16 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof. As used in this Subscription Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Subscription Agreement to an affiliate of the SPAC prior to the Transactions will include the Sponsor.

7.17 Mutual Drafting. This Subscription Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto.

8. Disclosures.

8.1 Consent to Disclosure. Subscriber hereby consents to the publication and disclosure in any press release issued by the Issuer, SPAC or the Company or Form 8-K filed by the Issuer with the Commission in connection with the execution and delivery of the Business Combination Agreement and the proxy statement to be filed by the Issuer in connection with the approval of the Transactions by the stockholders of the Issuer (and, as and to the extent otherwise required by the federal securities laws or the Commission or any other securities authorities, any other documents or communications provided by the Issuer, SPAC or the Company to any Governmental Authority or to securityholders of the Issuer, SPAC or the Company) of Subscriber’s identity and beneficial ownership of Issuer Common Stock and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed appropriate by the Issuer, SPAC or the Company, a copy of this Subscription Agreement; provided that, in the case of such disclosures by the Issuer, SPAC or the Company, the Issuer, SPAC or Company, as applicable, shall provide Subscriber with written notice at least two (2) Business Days prior to their release (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure, in each case, to the extent such disclosure specifically names Subscriber. Subscriber shall have the right to approve such disclosure (such approval not to be unreasonably withhold or delayed); provided that none of the Issuer, SPAC or the Company shall name Subscriber in any press release without Subscriber’s prior consent (in Subscriber’s sole discretion). Subscriber will promptly provide any information reasonably requested by the Issuer or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the Commission).

8.2 Public Disclosure. The Issuer and/or the SPAC shall, by 9:00 a.m., eastern time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby, by the Business Combination Agreement and by any Other Subscription Agreements executed and delivered at such time and the Transactions and set forth in the presentation materials (which is commonly referred to as the PIPE deck) prepared by the Issuer, SPAC and the Company for the benefit of the Subscribers. For the avoidance of doubt, nothing contained in this Section 8.2 shall require the disclosure of any information that was shared with any investor in the PIPE Investment that executed (or any of its affiliates executed) a written confidentiality agreement with the Issuer, SPAC or the Company but was not shared with any such investors that did not execute such a written confidentiality agreement.

9. Claims Against Trust Account. Reference is made to the final prospectus of SPAC, dated as of December 21, 2020 and filed with the SEC (Registration No. 333-251060) on December 22, 2020 (the “Prospectus”). Subscriber hereby represents and warrants that it has read the Prospectus and understands that SPAC has established the Trust Account containing the proceeds of its initial public offering (the “IPO”) and the overallotment units acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SPAC’s public stockholders (including overallotment units acquired by SPAC’s underwriters, the “Public Stockholders”), and that, except as otherwise described in the Prospectus, SPAC may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their subunits in connection with the consummation of SPAC’s initial business combination (as such term is used in the Prospectus) (the “Business Combination”), (b) to the Public Stockholders if the SPAC fails to consummate a Business Combination within twelve (12) months after the closing of the IPO (subject to extension for up to 18 months), and subject to further extension by an amendment to SPAC’s organizational documents, (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay any taxes and up to $100,000 in dissolution expenses, or (d) to the SPAC after or concurrently with the consummation of a Business Combination. For and in consideration of the Issuer and SPAC entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, neither Subscriber nor any of its Affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), in connection with or relating in any way to, this Subscription Agreement and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). Subscriber on behalf of itself and its Affiliates hereby irrevocably waives any Released Claims that Subscriber or any of its Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations or Contracts with the Issuer, SPAC or their respective Representatives in connection with or relating in any way to this Subscription Agreement and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever in connection with or relating to this Subscription Agreement. Subscriber agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by the Issuer, SPAC and their respective Affiliates to induce the Issuer and SPAC to enter in this Subscription Agreement, and Subscriber further intends and understands such waiver to be valid, binding and enforceable against Subscriber and each of its Affiliates under applicable law. To the extent Subscriber or any of its Affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Issuer, SPAC or their respective Representatives in connection with this Subscription Agreement, which proceeding seeks, in whole or in part, monetary relief against the Issuer, SPAC or their respective Representatives, Subscriber hereby acknowledges and agrees that Subscriber’s and its Affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber or its Affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. Notwithstanding the foregoing, this Section 9 shall not affect any rights of Subscriber or its affiliates to receive distributions from the Trust Account in their capacities as Public Stockholders upon the redemption of their SPAC shares or the liquidation of SPAC if it does not consummate a Business Combination prior to its deadline to do so. Notwithstanding the foregoing, nothing herein will serve to limit or prohibit (x) the Subscriber’s right to pursue a claim against the SPAC, its sponsor or the Issuer for legal relief against monies or other assets held outside the Trust Account (including any funds that have been released to the SPAC sponsor from the Trust Account in connection with a Business Combination, but excluding any distributions to Public Stockholders), for specific performance or other equitable relief or (y) any claims that the Subscriber may have in the future against the SPAC or the Issuer’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account to the SPAC or the Issuer and any assets that have been purchased or acquired with any such funds, but excluding any distributions to Public Stockholders). Notwithstanding anything in this Subscription Agreement to the contrary, the provisions of this paragraph shall survive indefinitely with respect to the obligations set forth in this Subscription Agreement.

10. [Forward Purchase Agreement. On or prior to the Closing Date, Subscriber agrees to enter into an FPA with the Grantors for the purchase of FPA Shares effective as of the Closing that will contain, inter alia, the following terms:

10.1 The purchase price per share of Issuer Common Stock shall be $10.00.

10.2 The aggregate purchase price paid for such Issuer Common Stock under such FPA shall be deposited into the Escrow Fund to secure the payment of the put option described in Section 10.4.

10.3 The FPA Shares shall be deposited into an escrow account; provided that the sale or disposition of such FPA Shares may be directed in the sole discretion of the Subscriber subject to the pro rata release of the Escrow Fund in connection with any such sale or disposition as set forth in Section 10.5.

10.4 The FPA shall provide that the Subscriber shall be a Put Option exercisable during the 10-day period (the “Option Period”) commencing on the one year anniversary of the later of (i) the date on which all the Make-Whole Shares are transferred to the Subscribers and (ii) the date on which the Remaining Shares are transferred to the Transferors, in each case, in accordance with Section 2 hereof; provided that if Subscriber fails to exercise the Put Option by the end of the Option Period, any amounts remaining in the Escrow Fund shall be released to the applicable Grantors. The Put Option may be exercised in whole or in part at price per share equal to $10.00 which shall be paid from the Escrow Fund. Issuer shall provide 5 Business Days advance notice of the commencement of the Option Period.

10.5 In the event that Subscriber sells or transfers any FPA Shares prior to the Put Date, a portion of the Escrow Fund shall be released to the applicable Grantors in an amount equal to $10.00 multiplied by the number of FPA Shares sold or transferred.

10.6 Subscriber shall use commercially reasonable efforts to sell or transfer the FPA Shares at a price per share in excess of the $10.00.

10.7 Subscriber shall have registration rights in connection with the FPA Shares that shall be substantially similar to those provided is Section 5 of this Subscription Agreement.

10.8 Notwithstanding anything contained herein to the contrary, the FPA Shares shall be subject to the same transfer restrictions contained in Section 4.4 of this Subscription Agreement.]

11. [Waiver of Sovereign Immunity. With respect to the liability of Subscriber to perform its obligations under this Subscription Agreement, with respect to itself or its property, Subscriber:

11.1 agrees that, for purposes of the doctrine of sovereign immunity, the execution, delivery and performance by it of this Subscription Agreement constitutes private and commercial acts done for private and commercial purposes;

11.2 agrees that, should any proceedings be brought against it or its assets in any jurisdiction in relation to this Subscription Agreement or any transaction contemplated by this Subscription Agreement in accordance with the terms hereof, Subscriber is not entitled to any immunity on the basis of sovereignty in respect of its obligations under this Subscription Agreement, and no immunity from such proceedings (including, without limitation, immunity from service of process from suit, from the jurisdiction of any court, from an order or injunction of such court or the enforcement of same against its assets) shall be claimed by or on behalf of such party or with respect to its assets;

11.3 waives, in any such proceedings, to the fullest extent permitted by law, any right of immunity which it or any of its assets now has or may acquire in the future in any jurisdiction;

11.4 subject to the terms and conditions hereof, consents generally in respect of the enforcement of any judgment or award against it in any such proceedings to the giving of any relief or the issue of any process in any jurisdiction in connection with such proceedings (including, without limitation, pre-judgment attachment, post-judgment attachment, the making, enforcement or execution against or in respect of any assets whatsoever irrespective of their use or intended use of any order or judgment that may be made or given in connection therewith); and

11.5 specifies that, for the purposes of this provision, “assets” shall be taken as excluding “premises of the mission” as defined in the Vienna Convention on Diplomatic Relations signed at Vienna, April 18, 1961, “consular premises” as defined in the Vienna Convention on Consular Relations signed in 1963, and military property or military assets or property of the Investor.]1

12. Non-Reliance. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, any of its affiliates or any of its or their respective control persons, officers, directors or employees), other than the representations and warranties of the Issuer and SPAC expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Issuer. Subscriber agrees that neither (i) any Other Subscriber pursuant to any Other Subscription Agreement or any other agreement related to the private placement of shares of the Issuer’s debt securities, capital stock or warrants (including the controlling persons, officers, directors, partners, agents or employees of any such Subscriber) nor (ii) the Company, its affiliates or any of its or their respective affiliates’ control persons, officers, directors, partners, agents or employees, shall be liable for Subscriber’s obligations hereunder. The parties hereto agree that (i) the Issuer will enter into separate Other Subscription Agreements with respect to each Other Subscriber and (ii) the Subscriber listed on the signature page hereto shall not have any liability under this Subscription Agreement or any Other Subscription Agreement for the obligations of any Other Subscriber under any Other Subscription Agreement. Nothing contained herein or in any Other Subscription Agreement, and no action taken by the Subscriber, any Other Subscriber or investor pursuant hereto or thereto, shall be deemed to constitute the formation by or existence among, Subscriber and Other Subscribers or any other investors, of a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and Other Subscribers or any other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Notes or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

[1]	Note to Draft: To be included for all sovereign wealth or similar investors. For avoidance of doubt this Section to be deleted from final version entered into with any Subscriber that is not a sovereign wealth or similar investor.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Issuer, SPAC and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

BLACKSTONE PRODUCTS, INC.

By:
Name:
Title:

ACKRELL SPAC PARTNERS I CO.

By:
Name:
Title:

Accepted and agreed this [●] day of [●], 2021.

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:
Name:	Name:
Title:	Title:

Date: [●], 2021

Name of Subscriber:	Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered
(if different from the name of Subscriber listed directly above):

Email Address:_______________________

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Subscriber’s EIN: __________________________	Joint Subscriber’s EIN: ________________

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Aggregate Number of Shares and/or Convertible Notes subscribed for:

Convertible Notes:

Issuer Common Stock:

Warrants:

Transfer Shares:

Aggregate Purchase Price: $ ____________.

You must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds, to be held in escrow until the Closing, to the account specified by the Issuer in the Closing Notice.

Schedule I

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

☐	1. We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “QIB”)).

☐	2. We are subscribing for the Convertible Notes and/or the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):

☐	1. We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

☐	2. We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS (Please check the applicable box) SUBSCRIBER:

☐	is
☐	is not

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

Rule 501(a) under the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box(es) below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐	1. Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	2. Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended;

☐	3. Any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940, as amended (the “Investment Advisors Act”) or registered pursuant to the laws of a state;

☐	4. Any investment adviser relying on the exemption from registering with the Securities and Exchange Commission (the “Commission”) under section 203(l) or (m) of the Investment Advisers Act;

☐	5. Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐	6. Any investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in section 2(a)(48) of the Investment Company Act;

☐	7. Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

☐	8. Any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

☐	9. Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	10. Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	11. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

☐	12. Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, and with total assets in excess of $5,000,000;

☐	13. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	14. Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐	15. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	16. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D;

☐	17. Any entity in which all of the equity owners are “accredited investors”;

☐	18. Any entity, of a type not listed in Items 1 through 12, 16 or 17 above, not formed for the specific purpose of acquiring the securities offered, owning investments (as defined in rule 2a51-1(b) under the Investment Company Act) in excess of $5,000,000;

☐	19. Any natural person holding in good standing one or more of the following professional certifications or designations: the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65).

☐	20. Any natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of the Investment Company Act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of the Investment Company Act;

☐	21. Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act: (a) With assets under management in excess of $5,000,000, (b) That is not formed for the specific purpose of acquiring the securities offered, and (c) Whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; and

☐	22. Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements in Item 21 above and whose prospective investment in the issuer is directed by such family office pursuant to Item 21 (c) above.

EXHIBIT A

Form of Convertible Notes Term Sheet

[See attached]

TERM SHEET

Convertible Senior Notes due 2027

Summary of Principal Terms and Conditions

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Subscription Agreement to which this Term Sheet is attached (the “Subscription Agreement”).

Issuer:

Blackstone Products, Inc., a direct subsidiary of Ackrell SPAC Partners I

Co. (NASDAQ: ACKI, ACKIU, ACKIT, ACKIW) (the “SPAC”), the entity which survives as the public parent (the “Company”) resulting from the de-SPAC transaction (the “De-SPAC”) among the SPAC, North Atlantic Imports, LLC (the “Target”), Roger Dahle, North Atlantic Imports Inc. and Ackrell Merger Sub, Inc.

Guarantors:	The Convertible Senior Notes due 2027 of the Issuer (the “Notes”) and all obligations under the Indenture (as defined below) shall be unconditionally guaranteed, on a joint and several basis, by all obligors of any credit facility or capital markets debt of the Company and its subsidiaries (after giving effect to the De-SPAC).

Trustee:	To be selected by the Company with the consent of the Subscribers of the Notes of not less than a majority in aggregate principal amount of the Notes.

Indenture:	The Notes shall be issued pursuant to an indenture that is customary for a financing of this type, reflecting the terms of this Term Sheet and otherwise in form and substance reasonably acceptable to the holders of the Notes and the Company (the “Indenture”).

Ranking:	Senior Notes, to be expressly subordinated to (i) that certain Loan Agreement, dated as of October 15, 2021, among the Target, Holdings (as defined therein), the several financial institutions from time to time party to such agreement as lenders and White Oak Global Advisors, LLC, as Administrative Agent (the “WO Facility”) and (ii) that certain Credit Agreement, dated as of October 15, 2021, by and among Wells Fargo Bank, National Association, as agent, the lenders that are parties thereto, the Target, as administrative borrower, and the other loan parties party thereto from time to time (the “ABL Facility”), pursuant to a customary subordination agreement and to remain subordinated to any debt that refinances the WO Facility or the ABL Facility, if required in order to consummate such refinancing; provided, that such refinancing does not result in an increase in the total commitment above the WO Facility or the ABL Facility, as applicable.

Collateral:	None.

Maturity Date:	April 15, 2027 (the “Maturity Date”).

Issue Amount:	$111,333,000 to be funded at the closing of the De-SPAC.

Issue Price:	100.00%

Interest Rate:	9.875% per annum, payable semi-annually. Prior to the second anniversary following the closing date of the Notes offering (the “Closing”), 50% of the interest will be paid in cash with the remaining 50% to be “paid-in-kind” (“PIK”) or, at the Company’s option, cash. On and after the second anniversary of the Closing, all interest will be paid in cash. Notwithstanding the foregoing, if any such amount of cash interest is not permitted by the WO Facility or the ABL Facility, the amount of permitted interest shall be paid in cash, the remaining amount of interest due shall be paid in PIK, and, in addition, such remaining amount of interest that would otherwise have been paid in cash to the holders of the Notes but is being paid in PIK as a result of this provision must be used to repay the WO Facility, subject to such prepayment not being prohibited by the WO Facility or the ABL Facility. The amount of amortization of the WO Facility will be the greater of the maximum amount of amortization under the WO Facility and the amount as calculated by this provision.

Default Interest:	Upon the occurrence and during the continuation of an event of default, interest on the Notes shall accrue at the stated rate plus an additional 2.0% per annum.

Amortization / Sinking Fund:	None.

Minimum Cash Condition to Funding:

(i) Minimum unrestricted cash on Company balance sheet at Closing will be at least $40.0 million (without giving effect to the proceeds from any forward purchase agreement or any other debt permitted by Section 4.3.11 of the Subscription Agreement, other than certain existing receivables factoring facilities (Walmart and Loews) in ordinary course of business consistent w/ past practice, and provided that the ABL Facility and the Letter of Credit can’t be drawn upon to meet the condition in this clause (i) and minimum availability under the ABL Facility will be at least $25.0 million at Closing); and (ii) net proceeds from trust account after giving effect to redemptions plus Notes plus the Subscription of Issuer Common Stock pursuant to the Subscription Agreement, the Other Subscription Agreements and Future Subscription Agreements (collectively, the “Equity PIPE”) minus transaction fees and expenses minus Transaction Cash Consideration (as defined in the Business Combination Agreement) will be equal to or greater than $40.0 million, which is reflected in the terms of the Subscription Agreement.

Minimum Equity Condition to Funding:	Minimum proceeds from (i) Equity PIPE of at least $30.0 million and (ii) Equity PIPE plus net proceeds from trust account after giving effect to redemptions will be equal to or greater than $40.0 million, provided that neither clause (i) nor clause (ii), shall include proceeds from any repurchase agreements, forward purchase agreements or other similar arrangements, which is reflected in the terms of the Subscription Agreement.

Conversion Price:	The initial conversion price will be the lesser of (i) $11.50 and (ii) a 15% premium to the lowest per share price at which any equity of the Company is issued on or prior to the Closing Date; provided that in the event that any shares of Issuer Common Stock or other equity are issued on or prior to the Closing Date at a lower price per share than that set forth in the Subscription Agreement to which this Term Sheet is attached (for the avoidance of doubt and notwithstanding the Transfer Shares, the Warrants and the Escrowed Shares, such price per share in the Subscription Agreement is deemed to be $10.00), the conversion price will be based off of such lower price per share; provided further that the conversion price will be subject to adjustments that are usual and customary for financings of this type, including, without limitation, upon the occurrence of standard “Fundamental Change” events, for dividends and distributions, spin-offs, stock splits, below-market rights offerings to all holders, above-market tender offers to all holders and similar dilutive transactions (but for the avoidance of doubt, not for transactions that occur on the Issue Date in connection with the Transactions as provided for in the Business Combination Agreement). The initial conversion price, as so adjusted, being referred to herein as, the “Conversion Price.”

Optional Conversion:	Each Holder may from time to time elect to convert all or a portion of such Holder’s aggregate principal amount of the Notes (plus any accrued and unpaid interest thereon) at the Conversion Price into Class A Common Stock of the Company (the “Common Stock”).

Mandatory Conversion Feature:

At the Company’s option (upon a reasonable notice period to be mutually agreed by the Company and the holders of the Notes in the Indenture (e.g., 15-45 days), a portion of the Notes may be converted after April 15, 2025, if the closing price of the Common Stock on Nasdaq, or, if applicable, the NYSE is greater than $18 and has been greater than $18 for at least twenty (20) out of thirty (30) consecutive trading days; provided that the aggregate principal amount of Notes that can be converted in any 45 trading-day period, at the Company’s option, will be limited to an amount equal to 10% of the last 30 days’ trading volume; provided, further, that the shares underlying the Notes must be freely tradeable by non-affiliates pursuant to an exemption under the Securities’ Act (including for the avoidance of doubt, without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or there must be an and effective registration statement covering the resale of such underlying shares. Upon any early repayment or mandatory conversion of the Notes, the Company shall pay in cash all interest that otherwise would have been due through the Maturity Date (using a discount rate of T+50).

Subject to the repurchase provision expressly set forth herein, the Company may not otherwise redeem the notes.

Repurchase Upon Fundamental Change:	Each Holder will have the right to cause the Company to repurchase for cash all or from time to time a portion of the Notes held by such Holder at any time upon the occurrence of a “Fundamental Change” (change of control or de-listing), at 100% pursuant to a high-yield change of control offer plus all interest that otherwise would have been due through the Maturity Date (using a discount rate of T+50).

Adjustment to Conversion Price:	In the event of a conversion in connection with a Fundamental Change, the Conversion Price will be adjusted by a usual and customary Fundamental Change Make-Whole Table.

Settlement Upon Conversion:	Common Stock.

Covenants:	The Convertible Note Documents shall contain affirmative and negative covenants similar to WO Facility and otherwise of the type that are usual and customary for convertible note offerings and non-convertible high-yield note financings (to be set at a cushion of [10]% to the WO Facility) to be reasonably agreed upon by the Company and the holders of the Notes, including, without limitation:

●	Debt incurrences, which shall not be permitted by the Company or its subsidiaries unless (a) the pro forma ratio of debt to EBITDA is less than [ ] (to be 1.5x less than leverage at closing), the Company is paying (and permitted to continue to pay) 100% cash interest at such time and (c) the subordination of the Notes to the WO Facility, or any refinancing thereof, has terminated (provided that the WO facility may be increased by up to 10% (of the initial funding amount) without being subject to the foregoing, and refinancing of the WO facility is permitted). Incremental debt must be pari in all respects with an existing tranche.

●	Other covenants to include: limitations on liens, restricted payments/investments, affiliate transactions, asset sales, dividend and other payment restrictions on subsidiaries, transfers of IP and mergers/consolidations.

●	The Indenture will not permit the designation or maintenance of unrestricted subsidiaries.

●	The Indenture will restrict any repurchase or exchange of Notes in an aggregate principal amount of more than $10,000,000 unless such repurchase or exchange is offered to each Holder of the Notes on substantially the same terms.

Certain Voting Provisions	The terms and provisions of the Indenture may be amended or waived with the consent of the holders a majority in principal amount of the Notes; provided, however, that any amendments to or waivers of the restrictive covenants, payment terms and certain other terms and conditions to be agreed to in the Indenture shall require the consent of all holders of Notes.

Events of Default:	The Indenture shall contain defaults and events of default, and remedies in respect thereof, that are of the type usual and customary for convertible note financings and high yield note financings, including cross-acceleration to any credit facility.

Consent Fee:	The Company will not directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any holder of notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the indenture or the notes unless such consideration is offered to be paid and is paid to all holders of the notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

Form of Notes:	The Notes shall be issued in the form of one or more global notes in definitive, fully registered, book-entry form and deposited with or on behalf of The Depository Trust Company. The global notes will be issued in denominations of $2,000 and integral multiple of $1,000 in excess of $2,000 principal amount.

Subordination Agreement:	Notes to be expressly subordinated to the WO Facility and the ABL Facility via a customary subordination agreement, which will include a 180-day standstill on remedies and a buy-out right at par (including any applicable call premium).

Reporting:	Annual Reports and 144A Reporting customary for similar Notes issuances.

Registration Rights:	Shares underlying Notes to be registered promptly (in no event later than the registration of any PIPE shares). Holders to have piggyback rights with respect to the shares underlying the Notes.

Governing Law:	New York.

EXHIBIT B

Form of Warrant

[See attached]

WARRANT AGREEMENT

This agreement is made as of [__], 2022 (the “Issuance Date”) between Blackstone Products, Inc., a Delaware corporation (“Company”), with offices at 1073 W. 1700, N. Logan, Utah 84321 and [WARRANT AGENT], a [__] corporation, with offices at [__] (“Warrant Agent”).

WHEREAS, the Company, Ackrell SPAC Partners I Co., a Delaware corporation (“SPAC”), Ackrell Merger Sub, Inc., a Delaware corporation (“Merger Sub”), North Atlantic Imports, LLC, a Utah limited liability company (the “NAI LLC”), Roger Dahle, an individual residing in Utah (“Dahle”), and North Atlantic Imports Inc., a business company formed under the laws of the British Virgin Islands (“NAI BVI”), have entering into that certain Business Combination Agreement, dated as of December [•], 2021 (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”), pursuant to which on the date hereof, inter alia, (i) Merger Sub will be merged with and into SPAC, with SPAC surviving the Merger as a wholly-owned subsidiary of the Company (the “Merger”) (ii) each share of SPAC’s common stock, par value $0.0001 per share issued and outstanding immediately prior to the Effective Time shall automatically be converted into and exchanged (the “Conversion”) for one validly issued, fully paid and nonassessable share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), (iii) NAI BVI will contribute (the “NAI Contribution”) 45 shares of common stock, par value $1.00 per share of Cowell International Inc., a Utah corporation (“Cowell Common Stock”) to the Company in exchange for Common Stock, and 33 shares of Cowell Common Stock to SPAC and Cowell will redeem 22 shares of Cowell Common Stock in exchange for the Cash Consideration, (iv) Dahle will contribute (the “Dahle Contribution”) all of his membership interests in NAI LLC to the Company in exchange for shares of Common Stock, on the terms and subject to the conditions set forth therein and (v) as a result of clauses (iii) and (iv), the Company will become a wholly-owned subsidiary of the Company (collectively, the NAI Contribution, Dahle Contribution, Merger, Conversion and the other transactions contemplated by the Business Combination Agreement, the “Transactions”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Business Combination Agreement;

WHEREAS, in connection with the Transactions, the Company and the SPAC have entered into Subscription Agreements with the subscribers signatory thereto (the “Subscribers”) pursuant to which certain Subscribers agreed to purchase from the Company Units (each, a “Unit”) consisting of one share of Common Stock and one-half of a Warrant to purchase Common Stock (“Warrant”) (each of which are detached from the other) for a purchase equal to $10.00 per Unit where each whole Warrant entitles the holder to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment as described herein;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption, and exercise of the Warrants;

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding, and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company for the warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this agreement.

2. Warrants.

2.1 Form of Warrant. Each Warrant shall be issued in registered form only, shall be in substantially the form of Exhibit A hereto, the provisions of which are incorporated herein and shall be signed by, or bear the facsimile signature of, the Chairman of the Board of Directors, Chief Executive Officer or other principal officer of the Company and shall bear a facsimile of the Company’s seal. In the event the person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

2.2 Uncertificated Warrants. Notwithstanding anything herein to the contrary, any Warrant may be issued in uncertificated or book-entry form through the Warrant Agent and/or the facilities of The Depository Trust Company (the “Depositary”) or other book-entry depositary system, in each case as determined by the Board of Directors of the Company or by an authorized committee thereof. Any Warrant so issued shall have the same terms, force and effect as a certificated Warrant that has been duly countersigned by the Warrant Agent in accordance with the terms of this Agreement.

2.3 Effect of Countersignature. Except with respect to uncertificated Warrants as described above, unless and until countersigned by the Warrant Agent pursuant to this Agreement, a Warrant shall be invalid and of no effect and may not be exercised by the holder thereof.

2.4 Registration.

2.4.1 Warrant Register. The Warrant Agent shall maintain books (“Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company.

2.4.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant is then registered in the Warrant Register (“registered holder”) as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

2.4.3 Fractional Warrants. The Company shall not issue fractional Warrants other than as part of the Units, each of which is comprised of one share of Common Stock and one-half of one whole Warrant. Any fractional Warrants shall be rounded down to the nearest whole Warrant.

3. Terms and Exercise of Warrants

3.1 Warrant Price. Each whole Warrant shall, when countersigned by the Warrant Agent (except with respect to uncertificated Warrants), entitle the registered holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $11.50 per share, subject to the adjustments provided in Section 4 hereof. The term “Warrant Price” as used in this Agreement refers to the price per share at which the shares of Common Stock may be purchased at the time a Warrant is exercised.

3.2 Duration of Warrants. A Warrant may be exercised only during the period commencing on the Issuance Date and ending on the earlier to occur of (i) the five year anniversary of the Issuance Date, (ii) the Redemption Date as provided in Section 6.2 of this Warrant Agreement and (iii) the liquidation of the Company (“Expiration Date”). The period of time from the Issuance Date until the expiration of this Warrant shall hereafter be referred to as the “Exercise Period.” Except with respect to the right to receive the Redemption Price (as set forth in Section 6 hereunder), as applicable, if this Warrant is not exercised on or before the Expiration Date, it shall become void, and all rights hereunder shall cease at the close of business on the Expiration Date. The Company in its sole discretion may extend the duration of this Warrant by delaying the Expiration Date; provided, however, that the Company will provide at least twenty (20) days’ prior written notice of any such extension to the Holder and, provided further that any such extension shall be applied consistently to all of the Warrants.

3.3 Exercise of Warrants.

3.3.1 Payment. Subject to the provisions of the Warrant and this Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the registered holder thereof by surrendering it, at the office of the Warrant Agent, or at the office of its successor as Warrant Agent, in the Borough of Manhattan, City and State of New York, with the subscription form, as set forth in the Warrant, duly executed, and by paying in full the Warrant Price for each share of Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, as follows:

(a)	by good certified check or good bank draft payable to the order of the Warrant Agent or wire transfer; or

(b)	in the event of redemption pursuant to Section 6 hereof in which the Company’s management has elected to force all holders of Warrants to exercise such Warrants on a “cashless basis,” by surrendering the Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the Warrant Price and the “Fair Market Value” (defined below) by (y) the Fair Market Value. Solely for purposes of this Section 3.3.1(b), the “Fair Market Value” shall mean the average last reported sale price of the Common Stock for the five (5) trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of the Warrants pursuant to Section 6 hereof; or

(c)	in the event the registration statement required by Section 5 of the Subscription Agreement is not effective and current and subject to Section 3.3.2, by surrendering this Warrant for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “Fair Market Value” by (y) the Fair Market Value; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is equal to or higher than the exercise price. Solely for purposes of this Section 3.3.1(c), the “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the five (5) trading days ending on the trading day prior to the date of exercise.

3.3.2 Issuance of Shares of Common Stock. As soon as practicable after the exercise of any Warrant and the clearance of the funds in payment of the Warrant Price (if any), the Company shall issue to the registered holder of such Warrant a certificate or certificates, or book entry position, for the number of shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if such Warrant shall not have been exercised in full, a new countersigned Warrant, or book entry position, for the number of shares as to which such Warrant shall not have been exercised. Notwithstanding the foregoing, in no event will the Company be required to net cash settle the Warrant exercise. No Warrant shall be exercisable for cash and the Company shall not be obligated to issue shares of Common Stock upon exercise of a Warrant unless the Common Stock issuable upon such Warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Warrants. In the event that the condition in the immediately preceding sentence is not satisfied with respect to a Warrant, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and such Warrant may have no value and expire worthless.

3.3.3 Valid Issuance. All shares of Common Stock issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and nonassessable.

3.3.4 Date of Issuance. Each person in whose name any book entry position or certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant, or book entry position representing such Warrant, was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company or book entry system of the Warrant Agent are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the share transfer books or book entry system are open.

3.3.5 Maximum Percentage. A holder of a Warrant may notify the Company in writing in the event it elects to be subject to the provisions contained in this Section 3.3.5; provided, however, no holder of a Warrant shall be subject to this Section 3.3.5 unless he, she or it makes such election. If the election is made by a holder, the Warrant Agent shall not effect the exercise of the holder’s Warrant, and such holder shall not have the right to exercise such Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant Agent’s actual knowledge, would beneficially own in excess of 9.8% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of the Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock that would be issuable upon (x) exercise of the remaining, unexercised portion of the Warrant beneficially owned by such person and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of the Warrant, in determining the number of outstanding shares of Common Stock, the holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, current report on Form 8-K or other public filing with the SEC as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Warrant Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of the holder of the Warrant, the Company shall, within two (2) Business Days, confirm orally and in writing to such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the holder of a Warrant may from time to time increase or decrease the Maximum Percentage applicable to such holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

4. Adjustments.

4.1 Stock Dividends; Split Ups. If after the date hereof, and subject to the provisions of Section 4.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split up or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock.

4.2 Aggregation of Shares. If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

4.3 Extraordinary Dividends. If the Company, at any time while the Warrants are outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the shares of Common Stock or other shares of the Company’s capital stock into which the Warrants are convertible (an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and the fair market value (as determined by the Company’s Board of Directors, in good faith) of any securities or other assets paid in respect of such Extraordinary Dividend divided by all outstanding shares of the Company at such time (whether or not any shareholders waived their right to receive such dividend); provided, however, that none of the following shall be deemed an Extraordinary Dividend for purposes of this provision: (a) any adjustment described in Section 4.1 above or (b) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution does not exceed $0.50 per share (taking into account all of the outstanding shares of the Company at such time (whether or not any shareholders waived their right to receive such dividend) and as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 4 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of shares of Common Stock issuable on exercise of each Warrant) but only with respect to the amount of the aggregate cash dividends or cash distributions equal to or less than $0.50.

4.4 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrants is adjusted, as provided in Sections 4.1 and 4.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

4.5 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change covered by Section 4.1, 4.2 or 4.3 hereof or that solely affects the par value of the Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised his, her or its Warrant(s) immediately prior to such event. If any reclassification also results in a change in the Common Stock covered by Section 4.1, 4.2 or 4.3, then such adjustment shall be made pursuant to Sections 4.1, 4.2, 4.3, 4.4 and this Section 4.5. The provisions of this Section 4.5 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of the Warrant.

4.6 Requirement to Make Adjustments; Notices of Changes in Warrant. The Company shall have an affirmative duty to make the adjustments set forth in Sections 4.1, 4.2 and 4.3. Upon every adjustment of the Warrant Price or the number of shares issuable upon exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1, 4.2, 4.3, 4.4, 4.5, or 4.6, then, in any such event, the Company shall give written notice to each Warrant holder, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

4.7 No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares of Common Stock upon an exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 4, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round down to the nearest whole number of the number of shares of Common Stock to be issued to such holder.

4.8 Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 4, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

4.9 Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 4 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 4, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrants is necessary to effectuate the intent and purpose of this Section 4 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of the Warrants in a manner that is consistent with any adjustment recommended in such opinion.

5. Transfer and Exchange of Warrants.

5.1 Registration of Transfer. The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures, in the case of certificated Warrants, properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. In the case of certificated Warrants, the Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request.

5.2 Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent, either in certificated form or in book entry position, together with a written request for exchange or transfer, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrants, or book entry positions, as requested by the registered holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange therefor until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.

5.3 Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

5.4 Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrants required to be issued pursuant to the provisions of this Section 5, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

6. Redemption.

6.1 Redemption. Not less than all of the outstanding Warrants may be redeemed, at the option of the Company, at any time during the Exercise Period, at the office of the Warrant Agent, upon the notice referred to in Section 6.2, at the price of $0.01 per Warrant (“Redemption Price”), provided that the last sales price of the Common Stock equals or exceeds $18.00 per share (subject to adjustment in accordance with Section 4 hereof), on each of twenty (20) trading days within any thirty (30) trading day period commencing after the Warrants become exercisable and ending on the third trading day prior to the date on which notice of redemption is given and provided that there is an effective registration statement covering the shares of Common Stock issuable upon exercise of the Warrants, and a current prospectus relating thereto, available throughout the 30-day redemption or the Company has elected to require the exercise of the Warrants on a “cashless basis” pursuant to Section 3.3.1(b); provided, however, that if and when the Warrants become redeemable by the Company, the Company may exercise such redemption right if, and only if, there is a current registration statement in effect with respect to the Shares underlying the Warrants commencing five business days prior to the 30-day trading period and continuing each day thereafter until the date of redemption

6.2 Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of the Warrants that are subject to redemption, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date to the registered holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

6.3 Exercise After Notice of Redemption. The Warrants may be exercised, for cash (or on a “cashless basis” in accordance with Section 3 of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 6.2 hereof and prior to the Redemption Date. In the event the Company determines to require all holders of Warrants to exercise their Warrants on a “cashless basis” pursuant to Section 3.3.1(b), the notice of redemption will contain the information necessary to calculate the number of shares of Common Stock to be received upon exercise of the Warrants, including the “Fair Market Value” in such case. On and after the Redemption Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

7. Other Provisions Relating to Rights of Holders of Warrants.

7.1 No Rights as Stockholder. A Warrant does not entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

7.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

7.3 Reservation of Shares of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.

7.4 Registration of Shares of Common Stock. The Company has agreed to provide certain registration rights with respect to the shares of Common Stock issuable upon exercise of this Warrant in the Subscription Agreement.

8. Concerning the Warrant Agent and Other Matters.

8.1 Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares.

8.2 Resignation, Consolidation, or Merger of Warrant Agent.

8.2.1 Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving sixty (60) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of the Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the State of New York, in good standing and having its principal office in the Borough of Manhattan, City and State of New York, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

8.2.2 Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the transfer agent for the shares of Common Stock not later than the effective date of any such appointment.

8.2.3 Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

8.3 Fees and Expenses of Warrant Agent.

8.3.1 Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder and will reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

8.3.2 Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

8.4 Liability of Warrant Agent.

8.4.1 Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer or Chairman of the Board of Directors of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement.

8.4.2 Indemnity. The Warrant Agent shall be liable hereunder only for its own fraud, gross negligence, willful misconduct or bad faith. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent’s fraud, gross negligence, willful misconduct, or bad faith.

8.4.3 Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any shares of Common Stock will, when issued, be valid and fully paid and nonassessable.

8.4.4  Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all monies received by the Warrant Agent for the purchase of shares of Common Stock through the exercise of Warrants.

9. Miscellaneous Provisions.

9.1 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

9.2 Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

Blackstone Products, Inc.

1073 W. 1700

N. Logan, UT 84321

Attention: Roger Dahle

Email: roger@blackstoneproducts.com

with a required copy (which copy shall not constitute notice) to:

O’Melveny & Myers LLP

2765 Sand Hill Road

Menlo Park, CA 94025

Attention: Warren T. Lazarow, Esq. and Noah Kornblith

Email: wlazarow@omm.com and nkornblith@omm.com

Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

[WARRANT AGENT]

[ADDRESS]

[ADDRESS]

Attn: [___]

with a copy in each case to:

[___]

[___]

[___]

Attn: [___]

9.3 Applicable Law; Exclusive Forum. The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.2 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. Any person or entity purchasing or otherwise acquiring any interest in the Warrants shall be deemed to have notice of and to have consented to the forum provisions in this Section 9.3. If any action, the subject matter of which is within the scope the forum provisions above, is filed in a court other than a court located within the State of New York or the United States District Court for the Southern District of New York (a “Foreign Action”) in the name of any warrant holder, such warrant holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of New York or the United States District Court for the Southern District of New York in connection with any action brought in any such court to enforce the forum provisions (an “Enforcement Action”), and (y) having service of process made upon such warrant holder in any Enforcement Action by service upon such warrant holder’s counsel in the Foreign Action as agent for such warrant holder.

9.4 Persons Having Rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the registered holders of the Warrants, any right, remedy, or claim under or by reason of this Warrant Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the registered holders of the Warrants.

9.5 Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the registered holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.

9.6 Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.7 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

9.8 Amendments. This Agreement may be amended by the parties hereto without the consent of any registered holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the registered holders. All other modifications or amendments, including any amendment to increase the Warrant Price or shorten the Exercise Period, shall require the written consent or vote of the registered holders of a majority of the then outstanding Warrants. Notwithstanding the foregoing, the Company may extend the duration of the Exercise Period pursuant to Section 3.2 without the consent of the registered holders. Notwithstanding anything contained herein to the contrary, any amendment that materially and disproportionately affects the rights of less than all of the holders shall require the consent of the affected holders.

9.9 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

BLACKSTONE PRODUCTS, INC

By:
Name:
Title:

[WARRANT AGENT]

By:
Name:
Title:

[Signature page to Warrant Agreement]

EXHIBIT A

Form of Warrant

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE ACT, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SHARES OF COMMON STOCK OF BLACKSTONE PRODUCTS, INC., A DELAWARE CORPORATION (THE “COMPANY”) ISSUED UPON EXERCISE OF THIS CERTIFICATE SHALL BE ENTITLED TO REGISTRATION RIGHTS UNDER THE TERMS OF THE SUBSCRIPTION AGREEMENT EXECUTED BY THE COMPANY.

[ADDITIONAL LEGENDS AS REQUIRED BY LAW OR TERMS OF AGREEMENTS]

NUMBER W-_______-	_______WARRANTS

THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO THE EXPIRATION DATE (DEFINED BELOW)

BLACKSTONE PRODUCTS, INC.

CUSIP [_____]

WARRANT

THIS CERTIFIES THAT, for value received ______, is the registered holder of a warrant or warrants (the “Warrant(s)”) of Blackstone Products, Inc., a Delaware corporation (the “Company”), expiring at 5:00 p.m., New York City time, on the on the earlier to occur of (i) the five year anniversary of the issuance date of this Warrant, (ii) the date fixed for redemption of this Warrant as provided below and (iii) the liquidation of the Company (the “Expiration Date”), to purchase one fully paid and non-assessable share of common stock, par value $0.0001 per share (“Shares”), of the Company for each Warrant evidenced by this Warrant Certificate. The Warrant entitles the holder thereof to purchase Shares from the Company, commencing on the Issuance Date upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of [WARRANT AGENT] (the “Warrant Agent”), but only subject to the conditions set forth herein and in the Warrant Agreement between the Company and [WARRANT AGENT] (the “Warrant Agreement”). In no event will the Company be required to net cash settle any warrant exercise. The term “Warrant Price” as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised. The initial Warrant Price per Share is equal to $11.50 per share. The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price, the Redemption Trigger Price (defined below) and the number of Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted.

No fraction of a Share will be issued upon any exercise of a Warrant. If the holder of a Warrant would be entitled to receive a fraction of a Share upon any exercise of a Warrant, the Company shall, upon such exercise, round up to the nearest whole number the number of Shares to be issued to such holder.

Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or the registered holder’s assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

The Company reserves the right to call the Warrant at any time prior to its exercise with a notice of call in writing to the holders of record of the Warrant, giving at least 30 days’ notice of such call, at any time while the Warrant is exercisable, if the last sale price of the Shares has been at least $18.00 per share (subject to adjustment in accordance with Section 4 of the Warrant Agreement) (the “Redemption Trigger Price”) on each of 20 trading days within any 30 trading day period (the “30-day trading period”) commencing after the Warrants become exercisable and ending on the third business day prior to the date on which notice of such call is given and if, and only if, there is a current registration statement in effect with respect to the Shares underlying the Warrants commencing five business days prior to the 30-day trading period and continuing each day thereafter until the date of redemption. The call price of the Warrants is to be $0.01 per Warrant. Any Warrant either not exercised or tendered back to the Company by the end of the date specified in the notice of call shall be canceled on the books of the Company and have no further value except for the $0.01 call price.

By:
	President	Secretary

Secretary

SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise ______________ Warrants represented by this Warrant Certificate, and to purchase the Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated: _________________

(SIGNATURE)

(ADDRESS)

(tax identification number)

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received, _______________________ hereby sell, assign, and transfer unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

______________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint _________________________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated: ______________

(Signature)

The signature to the assignment of the Subscription Form must correspond to the name written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a commercial bank or trust company or a member firm of the NYSE American, Nasdaq, New York Stock Exchange, Pacific Stock Exchange, or Chicago Stock Exchange.

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